Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF NEW JERSEY

In re: RTW Retailwinds, Inc., et al	Case No. 20-18445
Reporting Period: August 2, 2020 to August 29, 2020

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

		Document	Affidavit/Supplement Attached
REQUIRED DOCUMENTS	Form No.	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	✓
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	✓
Schedule of Professional Fees Paid	MOR-1b	✓
Copies of bank statements		✓
Cash disbursements journals
Statement of Operations	MOR-2	✓
Balance Sheet	MOR-3	✓
Status of Postpetition Taxes	MOR-4	✓
Copies of IRS Form 6123 or payment receipt			The Debtors continue to pay post-petition taxes as they become due and are current on those payments.
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	✓
Listing of aged accounts payable	MOR-4	✓
Accounts Receivable Reconciliation and Aging	MOR-5	✓
Debtor Questionnaire	MOR-5	✓

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Robert Shapiro	9/22/2020
Signature of Authorized Individual*	Date

Robert Shapiro	Chief Restructuring Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

MOR
(04/07)

In re: RTW Retailwinds, Inc., et al	Case No. 20-18445
Reporting Period: August 2, 2020 to August 29, 2020

NOTES TO MONTHLY OPERATING REPORT

General

The report includes activity from the following Debtors and related Case Numbers:

Debtor	Case Number
RTW Retailwinds, Inc.	20-18445
Lerner New York Holding, Inc.	20-18446
Lernco, Inc.	20-18447
Lerner New York, Inc.	20-18448
New York & Company, Inc.	20-18449
Lerner New York GC, LLC	20-18450
Lerner New York Outlet, LLC	20-18451
New York & Company Stores, Inc.	20-18452
FTF GC, LLC	20-18453
Lerner New York FTF, LLC	20-18454
Fashion to Figure, LLC	20-18455
FTF IP Company, Inc.	20-18456

General Notes:

The Debtors are filing their consolidated Monthly Operating Report solely for the purposes of complying with the monthly operating reporting requirements in the Debtors' Chapter 11 cases. The financial and supplemental information contained herein is presented on a preliminary and unaudited basis, remains subject to future adjustments and may not comply in all material respects with generally accepted accounting principles in the United States of America ("U.S. GAAP"). This Monthly Operating Report should not be relied on by any persons for information relating to current or future financial conditions, events, or performance of any of the Debtors or their affiliates. Financial information presented in this Monthly Operating Report reflects results on a consolidated basis for the Debtors. The period ended reflects the Debtors fiscal month end which may end on a different day than a calendar month end.

The financial information has been derived from the books and records of the Debtors. This information, however, has not been subject to certain procedures that would typically be applied to financial information in accordance with U.S. GAAP, and upon application of such procedures, the Debtors believe that the financial information could be subject to changes, which could be material. The information furnished in this report includes primarily normal recurring adjustments, but does not include all adjustments that would typically be made for financial statements prepared in accordance with U.S. GAAP, including but not limited to, adjustments for income tax provisions and related deferred tax asset and liability accounts and certain other asset and liability accounts.

The results of operations contained herein are not necessarily indicative of results which may be expected for any other period or for the full year and may not necessarily reflect the combined results of operations and financial position of the Debtors in the future.

The Debtors reserve all rights to amend or supplement this Monthly Operating Report in all respects, as may be necessary or appropriate. Nothing contained in this Monthly Operating Report shall constitute a waiver of any of the Debtors' rights or an admission with respect to their Chapter 11 cases.

FORM MOR-1a
(04/07)

In re: RTW Retailwinds, Inc., et al	Case No. 20-18445
Debtor	Reporting Period: August 2, 2020 to August 29, 2020

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

($ in thousands)

Debtor	Case Number	Receipts	Disbursements
RTW Retailwinds, Inc.	20-18445	$0.00	$(3,138.30)
Lerner New York Holding, Inc.	20-18446	$0.00	$0.00
Lernco, Inc.	20-18447	$0.00	$0.00
Lerner New York, Inc.	20-18448	$38,942.60	$(33,234.21)
New York & Company, Inc.	20-18449	$0.00	$0.00
Lerner New York GC, LLC	20-18450	$0.00	$0.00
Lerner New York Outlet, LLC	20-18451	$6,573.40	$(6,573.81)
New York & Company Stores, Inc.	20-18452	$0.00	$0.00
FTF GC, LLC	20-18453	$0.00	$0.00
Lerner New York FTF, LLC	20-18454	$1,429.00	$(1,268.77)
Fashion to Figure, LLC	20-18455	$0.00	$0.00
FTF IP Company, Inc.	20-18456	$0.00	$(11.68)
Total		$46,945.00	$(44,226.78)

Note:

1. Excludes intercompany activity

2. The Company makes all cash disbursements from Lerner New York, Inc. The table above has allocated these disprusments to each of the debtors based on an estimate of costs paid on each debtor's behalf

3. Debtors maintain a fiscal calendar and the period ended represents Debtors fiscal month which is different from a calendar month

FORM MOR-1

(04/07)

In re: RTW Retailwinds, Inc., et al	Case No. 20-18445
Debtor	Reporting Period: August 2, 2020 to August 29, 2020

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

CURRENT MONTH
($ in thousands)	ACTUAL
RECEIPTS
TOTAL RECEIPTS	$46,945.00

DISBURSEMENTS
MERCHANDISE	$(14,103.15)
PAYROLL, TAXES, & BENEFITS	$(6,608.76)
OCCUPANCY	$(8,174.93)
ECOMMERCE	$(3,011.04)
OTHER OPERATING DISBURSEMENTS	$(4,385.94)
PAYMENTS UNDER: EMPLOYEE WAGE & BENEFITS MOTION	0.00
PAYMENTS UNDER: STORE CLOSING MOTION	(1,141.44)
PAYMENTS UNDER: TAX MOTION	(1,058.52)
PAYMENTS UNDER: SHIPPERS & WAREHOUSMEN MOTION	(453.00)
PAYMENTS UNDER: UTILITIES DEPOSITS	0.00
PAYMENTS UNDER: INSURANCE MOTION	0.00
PAYMENTS TO WELLS FARGO ABL	(5,290.00)
TOTAL DISBURSEMENTS	$(44,226.78)

NET CASH FLOW	$2,718.22

Note: See MOR 2 & 3 for operating results reported by debtor entity

FORM MOR-1

(04/07)

In re: RTW Retailwinds, Inc., et al	Case No. 20-18445
Debtor	Reporting Period: August 2, 2020 to August 29, 2020

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

Debtor Name	Name of Institution	Type of Account	Acct. Number (last 4 digits)	Account balance as of August 29, 2020
Learner New York, Inc.	Wells Fargo	Deposit Account	3243	$50,401,418.10
Learner New York, Inc.	Wells Fargo	Concentration Account	8598	$-
Learner New York, Inc.	Wells Fargo	Utilities Adequate Assurance	4331	$167,972.59
Learner New York, Inc.	Wells Fargo	Corporate Money Market Sweep	5582	$137,396.18
Total Bank Cash				$50,706,786.87

Notes:

1. Balances shown are for all corporate bank accounts only and are as of August 29, 2020

2. Restricted / Other Cash

a)  Approximately $12 million sent to Debtor escrow held by Debtor's counsel and not included in the above balance.

b). Approximately $6.5 million in LC's collatoralized by the Company are not included in the balances shown above.

c). $2.7 million from the Cash Collateral Account held by Wells Fargo not included in the balance above.

3. Balances shown above are estimated as of August 29, 2020 and may not tie to financial reporing on the Balance Sheet.

FORM MOR-1a

(04/07)

In re: RTW Retailwinds, Inc., et al	Case No. 20-18445
Debtor	Reporting Period: August 2, 2020 to August 29, 2020

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

Advisor	Role	20-Aug	Cumulative Disbursements to Date
Berkeley Research Group	Debtor CRO	$-	$-
Cole Schotz	Debtor Bankruptcy Counsel	$(157,396.95)	$(157,396.95)
B. Riley	Debtor Investment Banker	$(40,000.00)	$(40,000.00)
Prime Clerk	Claims Agent	$-	$-
FTI	UCC Financial Advisor	$-	$-
Otterbourg	Lender Counsel	$-	$-
Pachulski Stang Ziehl & Jones	UCC Co-Counsel	$-	$-
Kelley Drye & warren LLP	UCC Co-Counsel	$-	$-
Law Offices of Kenneth Baum LLC	Conflicts Counsel	$-	$-
Total Payments		$(197,396.95)	$(197,396.95)

Note: Disbursements exclude amounts funded to professional fee escrow account

1. Professional Fees paid on August 31, 2020

FORM MOR-1b
(04/07)

In re: RTW Retailwinds, Inc., et al	Case No. 20-18445
Debtor	Reporting Period: August 2, 2020 to August 29, 2020

STATEMENT OF OPERATIONS

(Income Statement)

($ in thousands)
	A+B+C+D +E+F	A	B	C	D (D1-D5)	E (E1-E3)	F	D1	D2	D3	D4	D5	E1	E2	E3
Debtor	Total Consolidated	RTW Retailwinds, Inc.	Lerner New York Holding, Inc.	Lernco, Inc.	Lerner New York, Inc.	FTF IP Company, Inc.	New York & Company, Inc.	(Lerner New York w/o LLC)	Lerner New York Outlet, LLC	Lerner New York FTF, LLC	New York & Company Stores, Inc.	Lerner New York GC, LLC	FTF IP (W/O LLC)	Fashion to Figure, LLC	FTF GC, LLC
FEIN	-	33-1031445	31-1422460	51-0284787	13-3262137	82-3996936	61-1914569	NA	04-2526617	82-3996279	13-5566483	31-1816095	NA	32- 0586997	83-4307341

NET SALES	$46,854.63	$0.00	$0.00	$0.00	$46,854.63	$0.00	$0.00	$37,226.37	$7,908.92	$1,719.33	$0.00	$0.00	$0.00	$0.00	$0.00

BUYING COSTS	$4,354.35	$0.00	$0.00	$0.00	$4,354.35	$0.00	$0.00	$3,536.44	$660.75	$157.17	$0.00	$0.00	$0.00	$0.00	$0.00
OCCUPANCY COSTS	$1,410.58	$0.00	$0.00	$0.00	$1,410.58	$0.00	$0.00	$338.93	$1,057.44	$14.21	$0.00	$0.00	$0.00	$0.00	$0.00
COST OF GOODS SOLD	$22,261.50	$0.00	$0.00	$0.00	$22,261.50	$0.00	$0.00	$17,958.68	$3,588.17	$714.65	$0.00	$0.00	$0.00	$0.00	$0.00
GROSS PROFIT	$18,828.19	$0.00	$0.00	$0.00	$18,828.19	$0.00	$0.00	$15,392.33	$2,602.56	$833.30	$0.00	$0.00	$0.00	$0.00	$0.00

MARKETING	$1,219.35	$0.00	$0.00	$0.00	$1,219.35	$0.00	$0.00	$858.25	$69.47	$291.62	$0.00	$0.00	$0.00	$0.00	$0.00

STORE SELLING EXPENSES
STORE CONTROLLABLES	$5,435.52	$0.00	$0.00	$0.00	$5,435.52	$0.00	$0.00	$4,161.51	$1,196.35	$77.67	$0.00	$0.00	$0.00	$0.00	$0.00
STORE MANAGEMENT	$660.30	$0.00	$0.00	$0.00	$660.30	$0.00	$0.00	$556.40	$79.92	$23.97	$0.00	$0.00	$0.00	$0.00	$0.00
OTHER DIRECT EXPENSES	$668.81	$0.00	$0.00	$0.00	$668.81	$0.00	$0.00	$520.69	$101.22	$46.90	$0.00	$0.00	$0.00	$0.00	$0.00
TOTAL STORE SELLING EXPENSE	$6,764.63	$0.00	$0.00	$0.00	$6,764.63	$0.00	$0.00	$5,238.60	$1,377.49	$148.54	$0.00	$0.00	$0.00	$0.00	$0.00

HOME OFFICE SG&A
PAYROLL & BENEFITS	$1,380.41	$125.51	$0.00	$0.00	$1,254.91	$0.00	$0.00	$1,187.01	$0.00	$67.89	$0.00	$0.00	$0.00	$0.00	$0.00
OCCUPANCY & DEPRECIATION	$1,590.84	$1,234.80	$0.00	$0.61	$354.82	$0.61	$0.00	$345.81	$0.00	$9.01	$0.00	$0.00	$0.61	$0.00	$0.00
LEGAL EXPENSES	$58.43	$61.57	$0.00	$(3.14)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
INSURANCE	$473.48	$473.48	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
CONSULTING / OUTSIDE LABOR	$407.31	$102.42	$0.00	$0.00	$304.89	$0.00	$0.00	$304.89	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
OTHER SG&A	$306.60	$287.90	$0.00	$(544.08)	$544.02	$18.76	$0.00	$544.95	$0.00	$1.86	$0.00	$(2.79)	$18.76	$0.00	$0.00
TOTAL HOME OFFICE SG&A	$4,217.07	$2,285.68	$0.00	$(546.62)	$2,458.64	$19.37	$0.00	$2,382.67	$0.00	$78.76	$0.00	$(2.79)	$19.37	$0.00	$0.00

SG&A ALLOCATION	$0.00	$(4,105.29)	$0.00	$25.00	$4,080.29	$0.00	$0.00	$4,080.29	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

SG&A - OTHER	$1,844.73	$1,819.61	$0.00	$0.00	$25.12	$0.00	$0.00	$(649.43)	$674.55	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

OPTERATING INCOME / (LOSS)	$4,782.41	$0.00	$0.00	$521.62	$4,280.16	$(19.37)	$0.00	$3,481.94	$481.05	$314.38	$0.00	$2.79	$(19.37)	$0.00	$0.00

INTEREST EXPENSE, NET	$10.23	$0.00	$0.00	$0.00	$10.23	$0.00	$0.00	$10.23	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

INCOME TAX EXPENSE	$0.00	$0.00	$0.00	$109.54	$(103.51)	$(6.03)	$0.00	$(103.51)	$0.00	$0.00	$0.00	$0.00	$(6.03)	$0.00	$0.00

NET INCOME	$4,772.19	$0.00	$0.00	$412.08	$4,373.44	$(13.33)	$0.00	$3,575.22	$481.05	$314.38	$0.00	$2.79	$(13.33)	$0.00	$0.00

Notes:

1. Debtors maintain a fiscal calendar and the period ended represents Debtors fiscal month which is different from a calendar month

2. Results shown have not been audited and are based on Managements estimates which may include monthly pro rata estimates

FORM MOR-2
(04/07)

In re: RTW Retailwinds, Inc., et al	Case No. 20-18445
Debtor	Reporting Period: August 2, 2020 to August 29, 2020

BALANCE SHEET

($ in thousands)
	A+B+C+D +E+F	A	B	C	D (D1-D5)	E (E1-E3)	F	D1	D2	D3	D4	D5	E1	E2	E3
	Total Consolidated	RTW Retailwinds, Inc.	Lerner New York Holding, Inc.	Lernco, Inc.	Lerner New York, Inc.	FTF IP Company, Inc.	New York & Company, Inc.	(Lerner New York w/o LLC)	Lerner New York Outlet, LLC	Lerner New York FTF, LLC	New York & Company Stores, Inc.	Lerner New York GC, LLC	FTF IP (W/O LLC)	Fashion to Figure, LLC	FTF GC, LLC
	-	33-1031445	31-1422460	51-0284787	13-3262137	82-3996936	61-1914569	NA	04-2526617	82-3996279	13-5566483	31-1816095	NA	32- 0586997	83-4307341
Assets
Current assets:

Cash and cash equivalents	$49,507.76	$(292.05)	$0.00	$14.12	$49,672.61	$113.08	$0.00	$49,268.14	$404.99	$(0.52)	$0.00	$0.00	$113.08	$0.00	$0.00
Restricted cash	$19,136.44	$3,705.00	$0.00	$0.00	$15,431.44	$0.00	$0.00	$15,431.44	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Accounts receivable	$8,355.97	$106.04	$0.00	$94,572.51	$(86,322.58)	$0.00	$0.00	$(87,248.82)	$919.47	$6.77	$0.00	$0.00	$0.00	$0.00	$0.00
Income tax receivable	$79.20	$0.00	$0.00	$0.00	$79.20	$0.00	$0.00	$79.20	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Inventories	$43,073.63	$0.00	$0.00	$0.00	$43,073.63	$0.00	$0.00	$35,594.28	$6,079.67	$1,399.68	$0.00	$0.00	$1.25	$0.00	$0.00
Total prepaid expenses	$29,888.07	$4,021.50	$0.00	$26.33	$25,839.00	$1.25	$0.00	$24,754.41	$862.74	$221.85	$0.00	$0.00	$1.25	$0.00	$0.00
Deferred tax assets	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Other current assets	$1,005.92	$0.00	$0.00	$0.00	$1,005.92	$0.00	$0.00	$953.79	$0.00	$50.79	$0.00	$1.34	$0.00	$0.00	$0.00
Total current assets	$151,046.98	$7,540.49	$0.00	$94,612.95	$48,779.21	$114.33	$0.00	$38,832.43	$8,266.86	$1,678.57	$0.00	$1.34	$114.33	$0.00	$0.00

Property and equipment, net	$29,887.20	$7,791.63	$0.00	$0.00	$22,095.57	$0.00	$0.00	$18,391.71	$3,348.83	$355.02	$0.00	$0.00	$0.00	$0.00	$0.00
Operating lease assets	$146,699.52	$68,526.80	$0.00	$0.00	$78,172.72	$0.00	$0.00	$61,297.21	$16,875.51	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Intangible assets	$16,559.79	$0.00	$0.00	$14,878.96	$0.00	$1,680.83	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$1,680.83	$0.00	$0.00
Deferred income taxes	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Other assets	$839.11	$276.09	$0.00	$0.00	$563.02	$0.00	$0.00	$505.56	$52.14	$5.32	$0.00	$0.00	$0.00	$0.00	$0.00
Investments in subsidiaries	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Total assets	$345,032.59	$283,407.26	$(199,272.25)	$109,491.91	$149,610.41	$1,795.26	$0.00	$119,026.82	$28,543.34	$2,038.91	$0.00	$1.34	$1,795.26	$0.00	$0.00

Liabilities and stockholders' equity
Current liabilities:
Current portion, long-term debt	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Total accounts payable	$143,934.43	$3,338.71	$0.00	$0.00	$140,595.72	$0.00	$0.00	$130,325.73	$10,269.99	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Accrued expenses	$39,501.80	$2,570.59	$0.00	$101.41	$36,829.80	$0.00	$0.00	$24,024.61	$1,256.94	$1,463.44	$0.00	$10,084.81	$0.00	$0.00	$0.00
Current operating lease liability	$25,728.22	$3,990.17	$0.00	$0.00	$21,738.05	$0.00	$0.00	$16,447.77	$5,290.28	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Income taxes payable	$0.00	$0.00	$0.00	$716.06	$(620.01)	$(96.05)	$0.00	$(620.01)	$0.00	$0.00	$0.00	$0.00	$(96.05)	$0.00	$0.00
Deferred income taxes payable	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Short term borrowing	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Other current liabilities	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Intercompany	$0.00	$107,341.59	$(155,821.13)	$52,036.98	$(3,559.45)	$2.00	$0.00	$66,496.63	$(61,445.67)	$3,436.23	$0.00	$(12,046.63)	$2.00	$0.00	$0.00
Total current liabilities	$209,164.46	$117,241.07	$(155,821.13)	$52,854.45	$194,984.12	$(94.05)	$0.00	$236,674.73	$(44,628.45)	$4,899.67	$0.00	$(1,961.82)	$(94.05)	$0.00	$0.00

Long-term debt, net of current portion	$4,445.36	$0.00	$0.00	$0.00	$4,445.36	$0.00	$0.00	$4,445.36	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Non-current operating lease liability	$148,705.03	$72,357.04	$0.00	$0.00	$76,347.99	$0.00	$0.00	$54,021.68	$22,326.31	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Long term deferred tax liability	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Total deferred rent	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Total other long - term liablilities	$22,837.02	$1,266.44	$0.00	$290.67	$21,279.92	$0.00	$0.00	$19,406.86	$1,873.06	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Total liabilities	$385,151.87	$190,864.54	$(155,821.13)	$53,145.11	$297,057.39	$(94.05)	$0.00	$314,548.63	$(20,429.08)	$4,899.67	$0.00	$(1,961.82)	$(94.05)	$0.00	$0.00

Stockholders' equity:
Common stock	$66.65	$66.65	$0.00	$0.00	$(0.02)	$0.02	$0.00	$(0.02)	$0.00	$0.00	$0.00	$0.00	$0.01	$0.01	$0.01
Additional paid-in capital	$186,938.64	$186,938.64	$0.00	$0.00	$(2,250.63)	$2,250.63	$0.00	$(34,570.29)	$32,319.66	$0.00	$0.00	$0.00	$2,250.54	$0.09	$0.09
Retained earnings (deficit)	$(220,678.27)	$(89,377.95)	$(43,451.12)	$56,346.80	$(143,834.56)	$(361.44)	$0.00	$(159,589.73)	$16,652.76	$(2,860.76)	$0.00	$1,963.16	$(361.34)	$(0.10)	$(0.10)
Accumulated other comprehensive loss	$(1,361.67)	$0.00	$0.00	$0.00	$(1,361.67)	$0.00	$0.00	$(1,361.67)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Treasury Common Stock	$(5,084.62)	$(5,084.62)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Total stockholders' equity (deficit)	$(40,119.28)	$92,542.71	$(43,451.12)	$56,346.80	$(147,446.88)	$1,889.21	$0.00	$(195,521.71)	$48,972.43	$(2,860.76)	$0.00	$1,963.16	$1,889.21	$(0.00)	$(0.00)
Total liabilities and stockholders' equity (deficit)	$345,032.59	$283,407.26	$(199,272.25)	$109,491.91	$149,610.51	$1,795.16	$0.00	$119,026.92	$28,543.34	$2,038.91	$0.00	$1.34	$1,795.16	$(0.00)	$(0.00)

Notes:

1. Debtors maintain a fiscal calendar and the period ended represents Debtors fiscal month which is different from a calendar month

2. Results shown have not been audited and are not presented on a GAAP basis

FORM MOR-3
(04/07)

In re: RTW Retailwinds, Inc., et al	Case No. 20-18445
Debtor	Reporting Period: August 2, 2020 to August 29, 2020

STATUS OF POSTPETITION TAXES

The Debtors continue to pay post-petition taxes as they become due and are current on those payments.

If payments become past due the Debtors will include a schedule in the MOR listing past due post-petition taxes.

FORM MOR-4
(04/07)

In re: RTW Retailwinds, Inc., et al	Case No. 20-18445
Debtor	Reporting Period: August 2, 2020 to August 29, 2020

SUMMARY OF UNPAID POSTPETITION DEBTS

Post-Petition Debts Aging Amount	Total
0 - 30 Days Old	542,793
31 - 60 Days Old[1]	5,793,177
61 - 90 Days Old	-
91+ Days Old	2,355
Total Post-Petition Debts	6,338,324

Notes: 1. Includes pro rated post petition liabilities for invoices typically prepaid. Aging date based on original invoice date.

FORM MOR-4
(04/07)

In re: RTW Retailwinds, Inc., et al	Case No. 20-18445
Debtor	Reporting Period: August 2, 2020 to August 29, 2020

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Post-Petition Debts Aging Amount	Total
0 - 30 Days Old	8,087,088
31 - 60 Days Old	-
61 - 90 Days Old	-
91+ Days Old	268,877
Total Post-Petition Debts	8,355,965

Note: Amounts above are continuously reviewed and adjusted from time to time and are net of reserves for doubtful collections.

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s).		X

FORM MOR-5
(04/07)

Previous Day Composite Report
Custom New Previous Day
As of 08/31/2020

Company: LERNER NEW YORK INC.
User:	09/16/2020 04:27 PM ET
Commercial Electronic Office®	Treasury Information Reporting

Currency: USD
Bank: 121000248	WELLS FARGO BANK, N.A.
Account: *** 3243(NY)	LERNER NEW YORK, INC.

Balances

Closing Ledger Balance	.00
Closing Collected Balance	.00
Opening Available Balance	50,401,418.10
One Day Float	.00
Two+ Day Float	.00
MTD Average Closing Ledger Balance	4,561.32
MTD Average Closing Collected Balance	.00
Total Investment Position	50,401,418.10

Total Credits	4,553,045.91
Total Debits	4,553,045.91
Total Number Credits	1
Total Number Debits	11

Credit Transactions

8/31/2020	***	4,553,045.91

Debit Transactions

8/31/2020	***	3,121,035.08

8/31/2020	***	214,797.93

8/31/2020	***	180,337.28

8/31/2020	***	74,594.00

8/31/2020	***	26,988.00

8/31/2020	***	20,000.00

8/31/2020	***	18,891.89

8/31/2020	***	10,000.00

Page: 1

Previous Day Composite Report
Custom New Previous Day
As of 08/31/2020

Company: LERNER NEW YORK INC.
User:	09/16/2020 04:27 PM ET
Commercial Electronic Office®	Treasury Information Reporting

8/31/2020	***	10,000.00

8/31/2020	***	609.13
		556,218.23
8/31/2020	***	875,792.60

Debit Total	Debit Amount	4,553,045.91
Account Net Amount		0.00

Currency: USD
Bank: 121000248	WELLS FARGO BANK, N.A.
Account: *** 8598(NC)	LERNER NEW YORK, INC.

Balances

Closing Ledger Balance		.00
Closing Collected Balance		.00
Opening Available Balance		.00
One Day Float		.00
Two+ Day Float		.00
MTD Average Closing Ledger Balance		.00
MTD Average Closing Collected Balance		.00

Total Credits		4,553,045.91
Total Debits		4,553,045.91
Total Number Credits		19
Total Number Debits		1

Credit Transactions

8/31/2020	***	455,624.52

8/31/2020	***	235,682.88

8/31/2020	***	77,372.93

8/31/2020	***	66,222.99

8/31/2020	***	60,686.49

8/31/2020	***	37,136.99

Page: 2

Previous Day Composite Report
Custom New Previous Day
As of 08/31/2020

Company: LERNER NEW YORK INC.
User:	09/16/2020 04:27 PM ET
Commercial Electronic Office®	Treasury Information Reporting

8/31/2020	***	30,941.06

8/31/2020	***	29,174.11

8/31/2020	***	26,408.90

8/31/2020	***	21,878.86

8/31/2020	***	20,667.56

8/31/2020	***	14,484.75

8/31/2020	***	13,027.75

8/31/2020	***	10,079.34

8/31/2020	***	1,899.19

8/31/2020	***	471.52

		1,101,759.84

8/31/2020	***	1,491,722.82

8/31/2020	***	1,057,315.62

8/31/2020	***	902,247.63

INCOMING MONEY TRANSFER Total	Credit Amount	3,451,286.07

Credit Total	Credit Amount	4,553,045.91

Page: 3

Previous Day Composite Report
Custom New Previous Day
As of 08/31/2020

Company: LERNER NEW YORK INC.
User:	09/16/2020 04:27 PM ET
Commercial Electronic Office®	Treasury Information Reporting

Debit Transactions
8/31/2020	***	4,553,045.91
	Account Net Amount	0.00

Currency: USD
Bank: 121000248	WELLS FARGO BANK, N.A.

Balances
Closing Ledger Balance	.00
Closing Collected Balance	.00
Opening Available Balance	50,401,418.10
One Day Float	.00
Two+ Day Float	.00
MTD Average Closing Ledger Balance	4,561.32
MTD Average Closing Collected Balance	.00
Total Investment Position	50,401,418.10
Total Credits	9,106,091.82
Total Debits	9,106,091.82
Total Number Credits	20
Total Number Debits	12

Grand Total For Currency: USD

Balances
Closing Ledger Balance	.00
Closing Collected Balance	.00
Opening Available Balance	50,401,418.10
One Day Float	.00
Two+ Day Float	.00
MTD Average Closing Ledger Balance	4,561.32
MTD Average Closing Collected Balance	.00

Total Investment Position	50,401,418.10
Total Credits	9,106,091.82
Total Debits	9,106,091.82
Total Number Credits	20
Total Number Debits	12

---- END OF REPORT ----

Page: 4

WellsOne® Account

Account number: ***4331	■ August 1, 2020 - August 31, 2020 ■ Page 1 of 1

Questions?

Call your Customer Service Officer or Client Services
1-800-AT WELLS (1-800-289-3557)
LERNER NEW YORK INC	5:00 AM TO 6:00 PM Pacific Time Monday - Friday
DEBTOR IN POSSESSION
CH11 CASE #20-18448 (NJ)	Online:	wellsfargo.com
330 W 34TH ST
NEW YORK NY 10001-2406	Write:	Wells Fargo Bank, N.A. (182)
PO Box 63020
San Francisco, CA 94163

Account summary

WellsOne® Account

Account number	Beginning balance	Total credits	Total debits	Ending balance
***4331	$168,000.00	$0.00	$-27.41	$167,972.59

Debits

Electronic debits/bank debits

Effective	Posted
date	date	Amount	Transaction detail
	08/11	27.41	Client Analysis Srvc Chrg 200810 Svc Chge 0720 000004308194331
		$27.41	Total electronic debits/bank debits

		$27.41	Total debits

Daily ledger balance summary

Date	Balance	Date	Balance
07/31	168,000.00	08/11	167,972.59

	Average daily ledger balance	$167,981.43

©2010 Wells Fargo Bank, N.A.

All rights reserved. Member FDIC.

(182)

Sheet Seq = 0118065

Sheet 00001 of 00001

WellsOne® Account

Account number: ***5582	■ August 1, 2020 - August 28, 2020 ■ Page 1 of 29

Questions?

Call your Customer Service Officer or Client Services
1-800-AT WELLS (1-800-289-3557)
LERNER NEW YORK, INC.	W0	5:00 AM TO 6:00 PM Pacific Time Monday - Friday
STORES
ATTN SALES AUDIT		Online:	wellsfargo.com
330 W 34TH ST
NEW YORK NY 10001-2406		Write:	Wells Fargo Bank, N.A. (182)
PO Box 63020
San Francisco, CA 94163

Account summary

WellsOne® Account

Account number	Beginning balance	Total credits	Total debits	Ending balance
***5582	$118,680.13	$562,608.08	$-543,892.03	$137,396.18

Credits

Electronic deposits/bank credits

Effective	Posted
date	date	Amount	Transaction detail
	08/03	812.37	Cash Only Customer Deposit
	08/03	648.79	Cash Only Customer Deposit
	08/03	620.73	Cash Only Customer Deposit
	08/03	428.11	Cash Only Customer Deposit
	08/03	376.70	Cash Only Customer Deposit
	08/03	367.84	Cash Only Customer Deposit
	08/03	293.52	Cash Only Customer Deposit
	08/03	255.19	Cash Only Customer Deposit
	08/03	118.30	Cash Only Customer Deposit
	08/03	85.15	Cash Only Customer Deposit
	08/03	1,856.82	Post Verify Deposit
	08/03	1,729.88	Post Verify Deposit
	08/03	1,536.67	Post Verify Deposit
	08/03	1,294.69	Post Verify Deposit
	08/03	1,294.48	Post Verify Deposit
	08/03	1,049.10	Post Verify Deposit
	08/03	987.47	Post Verify Deposit
	08/03	791.16	Post Verify Deposit
	08/03	753.86	Post Verify Deposit
	08/03	732.48	Post Verify Deposit
	08/03	712.02	Post Verify Deposit
	08/03	702.90	Post Verify Deposit
	08/03	699.30	Post Verify Deposit

(182)

Sheet Seq = 0017844

Sheet 00001 of 00029

Account number: ***5582	■ August 1, 2020 - August 28, 2020 ■ Page 2 of 29

Electronic deposits/bank credits (continued)

Effective	Posted
date	date	Amount	Transaction detail
	08/03	682.36	Post Verify Deposit
	08/03	674.34	Post Verify Deposit
	08/03	673.16	Post Verify Deposit
	08/03	665.11	Post Verify Deposit
	08/03	662.95	Post Verify Deposit
	08/03	625.88	Post Verify Deposit
	08/03	583.80	Post Verify Deposit
	08/03	564.69	Post Verify Deposit
	08/03	544.79	Post Verify Deposit
	08/03	525.91	Post Verify Deposit
	08/03	511.52	Post Verify Deposit
	08/03	509.27	Post Verify Deposit
	08/03	508.76	Post Verify Deposit
	08/03	507.99	Post Verify Deposit
	08/03	506.14	Post Verify Deposit
	08/03	504.48	Post Verify Deposit
	08/03	499.15	Post Verify Deposit
	08/03	490.87	Post Verify Deposit
	08/03	489.78	Post Verify Deposit
	08/03	486.19	Post Verify Deposit
	08/03	483.26	Post Verify Deposit
	08/03	479.77	Post Verify Deposit
	08/03	475.38	Post Verify Deposit
	08/03	475.35	Post Verify Deposit
	08/03	474.84	Post Verify Deposit
	08/03	460.50	Post Verify Deposit
	08/03	459.12	Post Verify Deposit
	08/03	458.19	Post Verify Deposit
	08/03	440.27	Post Verify Deposit
	08/03	422.62	Post Verify Deposit
	08/03	419.19	Post Verify Deposit
	08/03	416.54	Post Verify Deposit
	08/03	410.96	Post Verify Deposit
	08/03	402.72	Post Verify Deposit
	08/03	400.90	Post Verify Deposit
	08/03	395.11	Post Verify Deposit
	08/03	385.02	Post Verify Deposit
	08/03	374.77	Post Verify Deposit
	08/03	369.66	Post Verify Deposit
	08/03	369.58	Post Verify Deposit
	08/03	337.36	Post Verify Deposit
	08/03	329.78	Post Verify Deposit
	08/03	323.03	Post Verify Deposit
	08/03	295.07	Post Verify Deposit
	08/03	281.81	Post Verify Deposit
	08/03	280.12	Post Verify Deposit

Sheet Seq = 0017845

Sheet 00002 of 00029

Account number: ***5582	■ August 1, 2020 - August 28, 2020 ■ Page 3 of 29

Electronic deposits/bank credits (continued)

Effective	Posted
date	date	Amount	Transaction detail
	08/03	264.57	Post Verify Deposit
	08/03	259.08	Post Verify Deposit
	08/03	250.55	Post Verify Deposit
	08/03	247.77	Post Verify Deposit
	08/03	235.58	Post Verify Deposit
	08/03	233.47	Post Verify Deposit
	08/03	227.67	Post Verify Deposit
	08/03	220.92	Post Verify Deposit
	08/03	209.42	Post Verify Deposit
	08/03	206.54	Post Verify Deposit
	08/03	201.71	Post Verify Deposit
	08/03	179.34	Post Verify Deposit
	08/03	176.89	Post Verify Deposit
	08/03	163.34	Post Verify Deposit
	08/03	142.96	Post Verify Deposit
	08/03	136.44	Post Verify Deposit
	08/03	123.69	Post Verify Deposit
	08/03	117.97	Post Verify Deposit
	08/03	110.55	Post Verify Deposit
	08/03	108.34	Post Verify Deposit
	08/03	99.44	Post Verify Deposit
	08/03	91.81	Post Verify Deposit
	08/03	87.66	Post Verify Deposit
	08/03	77.31	Post Verify Deposit
	08/03	66.67	Post Verify Deposit
	08/03	56.95	Post Verify Deposit
	08/03	50.37	Post Verify Deposit
	08/03	25.25	Post Verify Deposit
	08/03	22.88	Post Verify Deposit
	08/04	1,519.42	Cash Only Customer Deposit
	08/04	1,003.13	Cash Only Customer Deposit
	08/04	780.53	Cash Only Customer Deposit
	08/04	755.33	Cash Only Customer Deposit
	08/04	541.44	Cash Only Customer Deposit
	08/04	391.24	Cash Only Customer Deposit
	08/04	332.72	Cash Only Customer Deposit
	08/04	306.08	Cash Only Customer Deposit
	08/04	248.11	Cash Only Customer Deposit
	08/04	59.89	Cash Only Customer Deposit
	08/04	1,431.38	Post Verify Deposit
	08/04	1,238.91	Post Verify Deposit
	08/04	1,145.63	Post Verify Deposit
	08/04	788.43	Post Verify Deposit
	08/04	733.24	Post Verify Deposit
	08/04	732.25	Post Verify Deposit
	08/04	707.35	Post Verify Deposit

Sheet Seq = 0017846

Sheet 00003 of 00029

Account number: ***5582	■ August 1, 2020 - August 28, 2020 ■ Page 4 of 29

Electronic deposits/bank credits (continued)

Effective	Posted
date	date	Amount	Transaction detail
	08/04	668.94	Post Verify Deposit
	08/04	622.19	Post Verify Deposit
	08/04	579.27	Post Verify Deposit
	08/04	549.19	Post Verify Deposit
	08/04	510.71	Post Verify Deposit
	08/04	504.28	Post Verify Deposit
	08/04	497.51	Post Verify Deposit
	08/04	495.49	Post Verify Deposit
	08/04	467.22	Post Verify Deposit
	08/04	462.38	Post Verify Deposit
	08/04	457.97	Post Verify Deposit
	08/04	454.17	Post Verify Deposit
	08/04	418.17	Post Verify Deposit
	08/04	416.79	Post Verify Deposit
	08/04	403.87	Post Verify Deposit
	08/04	386.17	Post Verify Deposit
	08/04	386.04	Post Verify Deposit
	08/04	371.41	Post Verify Deposit
	08/04	353.81	Post Verify Deposit
	08/04	346.55	Post Verify Deposit
	08/04	321.61	Post Verify Deposit
	08/04	315.64	Post Verify Deposit
	08/04	312.03	Post Verify Deposit
	08/04	309.03	Post Verify Deposit
	08/04	281.37	Post Verify Deposit
	08/04	269.92	Post Verify Deposit
	08/04	253.94	Post Verify Deposit
	08/04	252.55	Post Verify Deposit
	08/04	242.48	Post Verify Deposit
	08/04	241.30	Post Verify Deposit
	08/04	202.73	Post Verify Deposit
	08/04	201.67	Post Verify Deposit
	08/04	182.17	Post Verify Deposit
	08/04	181.73	Post Verify Deposit
	08/04	174.75	Post Verify Deposit
	08/04	173.83	Post Verify Deposit
	08/04	159.23	Post Verify Deposit
	08/04	156.37	Post Verify Deposit
	08/04	142.29	Post Verify Deposit
	08/04	139.85	Post Verify Deposit
	08/04	138.37	Post Verify Deposit
	08/04	115.15	Post Verify Deposit
	08/04	105.92	Post Verify Deposit
	08/04	97.88	Post Verify Deposit
	08/04	94.71	Post Verify Deposit
	08/04	93.14	Post Verify Deposit

Sheet Seq = 0017847

Sheet 00004 of 00029

Account number: ***5582	■ August 1, 2020 - August 28, 2020 ■ Page 5 of 29

Electronic deposits/bank credits (continued)

Effective	Posted
date	date	Amount	Transaction detail
	08/04	85.00	Post Verify Deposit
	08/04	74.31	Post Verify Deposit
	08/04	62.63	Post Verify Deposit
	08/04	36.01	Post Verify Deposit
	08/04	35.61	Post Verify Deposit
	08/04	26.09	Post Verify Deposit
	08/04	1.34	Post Verify Deposit
	08/04	20.00	Cash Deposit Adjustment
	08/05	1,021.17	Cash Only Customer Deposit
	08/05	999.45	Cash Only Customer Deposit
	08/05	801.84	Cash Only Customer Deposit
	08/05	609.69	Cash Only Customer Deposit
	08/05	428.55	Cash Only Customer Deposit
	08/05	318.62	Cash Only Customer Deposit
	08/05	313.10	Cash Only Customer Deposit
	08/05	185.50	Cash Only Customer Deposit
	08/05	166.31	Cash Only Customer Deposit
	08/05	2,159.11	Post Verify Deposit
	08/05	1,050.12	Post Verify Deposit
	08/05	984.79	Post Verify Deposit
	08/05	893.56	Post Verify Deposit
	08/05	854.06	Post Verify Deposit
	08/05	712.06	Post Verify Deposit
	08/05	657.88	Post Verify Deposit
	08/05	655.17	Post Verify Deposit
	08/05	651.45	Post Verify Deposit
	08/05	585.83	Post Verify Deposit
	08/05	545.35	Post Verify Deposit
	08/05	515.39	Post Verify Deposit
	08/05	510.07	Post Verify Deposit
	08/05	505.06	Post Verify Deposit
	08/05	449.82	Post Verify Deposit
	08/05	443.31	Post Verify Deposit
	08/05	441.96	Post Verify Deposit
	08/05	413.93	Post Verify Deposit
	08/05	403.54	Post Verify Deposit
	08/05	351.74	Post Verify Deposit
	08/05	336.45	Post Verify Deposit
	08/05	283.93	Post Verify Deposit
	08/05	257.10	Post Verify Deposit
	08/05	252.01	Post Verify Deposit
	08/05	231.24	Post Verify Deposit
	08/05	190.70	Post Verify Deposit
	08/05	176.62	Post Verify Deposit
	08/05	172.49	Post Verify Deposit
	08/05	100.03	Post Verify Deposit

Sheet Seq = 0017848

Sheet 00005 of 00029

Account number: ***5582	■ August 1, 2020 - August 28, 2020 ■ Page 6 of 29

Electronic deposits/bank credits (continued)

Effective	Posted
date	date	Amount	Transaction detail
	08/05	97.10	Post Verify Deposit
	08/05	89.52	Post Verify Deposit
	08/05	65.55	Post Verify Deposit
	08/05	46.49	Post Verify Deposit
	08/05	29.46	Post Verify Deposit
	08/06	189.11	Cash Only Customer Deposit
	08/06	762.16	Post Verify Deposit
	08/06	711.47	Post Verify Deposit
	08/06	574.15	Post Verify Deposit
	08/06	555.27	Post Verify Deposit
	08/06	507.85	Post Verify Deposit
	08/06	474.84	Post Verify Deposit
	08/06	438.99	Post Verify Deposit
	08/06	436.63	Post Verify Deposit
	08/06	415.64	Post Verify Deposit
	08/06	408.34	Post Verify Deposit
	08/06	375.03	Post Verify Deposit
	08/06	373.32	Post Verify Deposit
	08/06	363.35	Post Verify Deposit
	08/06	312.55	Post Verify Deposit
	08/06	305.14	Post Verify Deposit
	08/06	287.38	Post Verify Deposit
	08/06	281.76	Post Verify Deposit
	08/06	264.80	Post Verify Deposit
	08/06	252.87	Post Verify Deposit
	08/06	205.46	Post Verify Deposit
	08/06	191.12	Post Verify Deposit
	08/06	171.16	Post Verify Deposit
	08/06	142.74	Post Verify Deposit
	08/06	133.56	Post Verify Deposit
	08/06	124.99	Post Verify Deposit
	08/06	114.33	Post Verify Deposit
	08/06	76.25	Post Verify Deposit
	08/06	66.71	Post Verify Deposit
	08/06	60.77	Post Verify Deposit
	08/06	57.25	Post Verify Deposit
	08/07	748.25	Cash Only Customer Deposit
	08/07	260.23	Cash Only Customer Deposit
	08/07	102.24	Cash Only Customer Deposit
	08/07	100.52	Cash Only Customer Deposit
	08/07	1,631.01	Post Verify Deposit
	08/07	1,582.57	Post Verify Deposit
	08/07	962.45	Post Verify Deposit
	08/07	846.17	Post Verify Deposit
	08/07	772.25	Post Verify Deposit
	08/07	709.79	Post Verify Deposit

Sheet Seq = 0017849

Sheet 00006 of 00029

Account number: ***5582	■ August 1, 2020 - August 28, 2020 ■ Page 7 of 29

Electronic deposits/bank credits (continued)

Effective	Posted
date	date	Amount	Transaction detail
	08/07	657.62	Post Verify Deposit
	08/07	625.38	Post Verify Deposit
	08/07	595.56	Post Verify Deposit
	08/07	594.39	Post Verify Deposit
	08/07	518.42	Post Verify Deposit
	08/07	487.43	Post Verify Deposit
	08/07	457.27	Post Verify Deposit
	08/07	447.49	Post Verify Deposit
	08/07	443.05	Post Verify Deposit
	08/07	414.23	Post Verify Deposit
	08/07	384.67	Post Verify Deposit
	08/07	382.81	Post Verify Deposit
	08/07	382.15	Post Verify Deposit
	08/07	362.47	Post Verify Deposit
	08/07	359.46	Post Verify Deposit
	08/07	310.24	Post Verify Deposit
	08/07	277.50	Post Verify Deposit
	08/07	264.91	Post Verify Deposit
	08/07	258.95	Post Verify Deposit
	08/07	245.16	Post Verify Deposit
	08/07	224.19	Post Verify Deposit
	08/07	223.62	Post Verify Deposit
	08/07	221.05	Post Verify Deposit
	08/07	220.96	Post Verify Deposit
	08/07	219.05	Post Verify Deposit
	08/07	216.56	Post Verify Deposit
	08/07	207.10	Post Verify Deposit
	08/07	195.66	Post Verify Deposit
	08/07	185.13	Post Verify Deposit
	08/07	180.87	Post Verify Deposit
	08/07	173.58	Post Verify Deposit
	08/07	152.74	Post Verify Deposit
	08/07	145.18	Post Verify Deposit
	08/07	138.29	Post Verify Deposit
	08/07	109.34	Post Verify Deposit
	08/07	106.20	Post Verify Deposit
	08/07	102.07	Post Verify Deposit
	08/07	97.49	Post Verify Deposit
	08/07	87.73	Post Verify Deposit
	08/07	24.55	Post Verify Deposit
	08/07	5.29	Post Verify Deposit
	08/10	989.35	Cash Only Customer Deposit
	08/10	650.26	Cash Only Customer Deposit
	08/10	555.98	Cash Only Customer Deposit
	08/10	453.15	Cash Only Customer Deposit
	08/10	425.04	Cash Only Customer Deposit

Sheet Seq = 0017850

Sheet 00007 of 00029

Account number: ***5582	■ August 1, 2020 - August 28, 2020 ■ Page 8 of 29

Electronic deposits/bank credits (continued)

Effective	Posted
date	date	Amount	Transaction detail
	08/10	342.14	Cash Only Customer Deposit
	08/10	312.73	Cash Only Customer Deposit
	08/10	276.55	Cash Only Customer Deposit
	08/10	266.48	Cash Only Customer Deposit
	08/10	245.95	Cash Only Customer Deposit
	08/10	243.62	Cash Only Customer Deposit
	08/10	228.13	Cash Only Customer Deposit
	08/10	223.56	Cash Only Customer Deposit
	08/10	197.76	Cash Only Customer Deposit
	08/10	135.59	Cash Only Customer Deposit
	08/10	134.47	Cash Only Customer Deposit
	08/10	122.93	Cash Only Customer Deposit
	08/10	64.89	Cash Only Customer Deposit
	08/10	57.79	Cash Only Customer Deposit
	08/10	1,333.29	Post Verify Deposit
	08/10	1,202.38	Post Verify Deposit
	08/10	1,083.84	Post Verify Deposit
	08/10	1,066.33	Post Verify Deposit
	08/10	1,063.92	Post Verify Deposit
	08/10	1,020.95	Post Verify Deposit
	08/10	999.58	Post Verify Deposit
	08/10	959.15	Post Verify Deposit
	08/10	951.78	Post Verify Deposit
	08/10	950.85	Post Verify Deposit
	08/10	941.71	Post Verify Deposit
	08/10	937.63	Post Verify Deposit
	08/10	935.53	Post Verify Deposit
	08/10	882.93	Post Verify Deposit
	08/10	881.61	Post Verify Deposit
	08/10	869.66	Post Verify Deposit
	08/10	850.05	Post Verify Deposit
	08/10	836.64	Post Verify Deposit
	08/10	826.77	Post Verify Deposit
	08/10	786.27	Post Verify Deposit
	08/10	760.55	Post Verify Deposit
	08/10	750.26	Post Verify Deposit
	08/10	736.34	Post Verify Deposit
	08/10	719.26	Post Verify Deposit
	08/10	709.26	Post Verify Deposit
	08/10	677.76	Post Verify Deposit
	08/10	668.56	Post Verify Deposit
	08/10	658.58	Post Verify Deposit
	08/10	651.53	Post Verify Deposit
	08/10	648.27	Post Verify Deposit
	08/10	642.00	Post Verify Deposit
	08/10	628.71	Post Verify Deposit

Sheet Seq = 0017851

Sheet 00008 of 00029

Account number: ***5582	■ August 1, 2020 - August 28, 2020 ■ Page 9 of 29

Electronic deposits/bank credits (continued)

Effective	Posted
date	date	Amount	Transaction detail
	08/10	618.10	Post Verify Deposit
	08/10	614.78	Post Verify Deposit
	08/10	587.68	Post Verify Deposit
	08/10	578.66	Post Verify Deposit
	08/10	566.94	Post Verify Deposit
	08/10	560.59	Post Verify Deposit
	08/10	557.21	Post Verify Deposit
	08/10	551.98	Post Verify Deposit
	08/10	549.44	Post Verify Deposit
	08/10	536.30	Post Verify Deposit
	08/10	535.42	Post Verify Deposit
	08/10	533.90	Post Verify Deposit
	08/10	527.23	Post Verify Deposit
	08/10	519.51	Post Verify Deposit
	08/10	516.45	Post Verify Deposit
	08/10	512.00	Post Verify Deposit
	08/10	499.44	Post Verify Deposit
	08/10	489.70	Post Verify Deposit
	08/10	479.65	Post Verify Deposit
	08/10	476.80	Post Verify Deposit
	08/10	475.97	Post Verify Deposit
	08/10	474.50	Post Verify Deposit
	08/10	472.66	Post Verify Deposit
	08/10	471.01	Post Verify Deposit
	08/10	469.20	Post Verify Deposit
	08/10	465.76	Post Verify Deposit
	08/10	465.27	Post Verify Deposit
	08/10	456.34	Post Verify Deposit
	08/10	451.03	Post Verify Deposit
	08/10	440.75	Post Verify Deposit
	08/10	436.75	Post Verify Deposit
	08/10	434.95	Post Verify Deposit
	08/10	433.94	Post Verify Deposit
	08/10	424.70	Post Verify Deposit
	08/10	419.56	Post Verify Deposit
	08/10	404.25	Post Verify Deposit
	08/10	394.87	Post Verify Deposit
	08/10	393.56	Post Verify Deposit
	08/10	377.47	Post Verify Deposit
	08/10	369.93	Post Verify Deposit
	08/10	365.63	Post Verify Deposit
	08/10	360.21	Post Verify Deposit
	08/10	348.41	Post Verify Deposit
	08/10	341.36	Post Verify Deposit
	08/10	331.53	Post Verify Deposit
	08/10	330.34	Post Verify Deposit

Sheet Seq = 0017852

Sheet 00009 of 00029

Account number: ***5582	■ August 1, 2020 - August 28, 2020 ■ Page 10 of 29

Electronic deposits/bank credits (continued)

Effective	Posted
date	date	Amount	Transaction detail
	08/10	324.00	Post Verify Deposit
	08/10	321.89	Post Verify Deposit
	08/10	320.80	Post Verify Deposit
	08/10	304.05	Post Verify Deposit
	08/10	296.25	Post Verify Deposit
	08/10	252.28	Post Verify Deposit
	08/10	228.48	Post Verify Deposit
	08/10	219.88	Post Verify Deposit
	08/10	190.85	Post Verify Deposit
	08/10	182.22	Post Verify Deposit
	08/10	178.45	Post Verify Deposit
	08/10	164.24	Post Verify Deposit
	08/10	119.38	Post Verify Deposit
	08/10	102.14	Post Verify Deposit
	08/10	72.64	Post Verify Deposit
	08/10	71.63	Post Verify Deposit
	08/10	70.01	Post Verify Deposit
	08/10	54.41	Post Verify Deposit
	08/10	39.84	Post Verify Deposit
	08/10	27.00	Cash Deposit Adjustment
	08/11	2,223.83	Cash Only Customer Deposit
	08/11	2,074.15	Cash Only Customer Deposit
	08/11	2,025.43	Cash Only Customer Deposit
	08/11	1,198.30	Cash Only Customer Deposit
	08/11	1,192.48	Cash Only Customer Deposit
	08/11	1,014.79	Cash Only Customer Deposit
	08/11	1,006.28	Cash Only Customer Deposit
	08/11	937.04	Cash Only Customer Deposit
	08/11	861.54	Cash Only Customer Deposit
	08/11	783.31	Cash Only Customer Deposit
	08/11	516.10	Cash Only Customer Deposit
	08/11	508.77	Cash Only Customer Deposit
	08/11	335.95	Cash Only Customer Deposit
	08/11	243.62	Cash Only Customer Deposit
	08/11	1,087.59	Post Verify Deposit
	08/11	1,021.92	Post Verify Deposit
	08/11	993.56	Post Verify Deposit
	08/11	965.72	Post Verify Deposit
	08/11	854.77	Post Verify Deposit
	08/11	752.89	Post Verify Deposit
	08/11	743.81	Post Verify Deposit
	08/11	715.18	Post Verify Deposit
	08/11	597.87	Post Verify Deposit
	08/11	522.78	Post Verify Deposit
	08/11	521.59	Post Verify Deposit
	08/11	503.41	Post Verify Deposit

Sheet Seq = 0017853

Sheet 00010 of 00029

Account number: ***5582	■ August 1, 2020 - August 28, 2020 ■ Page 11 of 29

Electronic deposits/bank credits (continued)

Effective	Posted
date	date	Amount	Transaction detail
	08/11	447.56	Post Verify Deposit
	08/11	412.51	Post Verify Deposit
	08/11	363.37	Post Verify Deposit
	08/11	357.64	Post Verify Deposit
	08/11	333.11	Post Verify Deposit
	08/11	319.23	Post Verify Deposit
	08/11	315.99	Post Verify Deposit
	08/11	307.85	Post Verify Deposit
	08/11	268.72	Post Verify Deposit
	08/11	259.80	Post Verify Deposit
	08/11	255.30	Post Verify Deposit
	08/11	243.12	Post Verify Deposit
	08/11	238.71	Post Verify Deposit
	08/11	235.40	Post Verify Deposit
	08/11	234.07	Post Verify Deposit
	08/11	222.54	Post Verify Deposit
	08/11	215.47	Post Verify Deposit
	08/11	205.79	Post Verify Deposit
	08/11	195.69	Post Verify Deposit
	08/11	187.58	Post Verify Deposit
	08/11	182.78	Post Verify Deposit
	08/11	175.69	Post Verify Deposit
	08/11	128.07	Post Verify Deposit
	08/11	120.85	Post Verify Deposit
	08/11	104.13	Post Verify Deposit
	08/11	95.49	Post Verify Deposit
	08/11	78.89	Post Verify Deposit
	08/11	60.61	Post Verify Deposit
	08/11	58.28	Post Verify Deposit
	08/11	30.17	Post Verify Deposit
	08/12	2,508.44	Cash Only Customer Deposit
	08/12	1,335.57	Cash Only Customer Deposit
	08/12	1,026.84	Cash Only Customer Deposit
	08/12	832.21	Cash Only Customer Deposit
	08/12	632.08	Cash Only Customer Deposit
	08/12	464.70	Cash Only Customer Deposit
	08/12	432.61	Cash Only Customer Deposit
	08/12	359.60	Cash Only Customer Deposit
	08/12	334.81	Cash Only Customer Deposit
	08/12	324.63	Cash Only Customer Deposit
	08/12	189.19	Cash Only Customer Deposit
	08/12	2,308.22	Post Verify Deposit
	08/12	1,790.35	Post Verify Deposit
	08/12	1,584.21	Post Verify Deposit
	08/12	1,384.19	Post Verify Deposit
	08/12	1,282.31	Post Verify Deposit

Sheet Seq = 0017854

Sheet 00011 of 00029

Account number: ***5582	■ August 1, 2020 - August 28, 2020 ■ Page 12 of 29

Electronic deposits/bank credits (continued)

Effective	Posted
date	date	Amount	Transaction detail
	08/12	1,192.35	Post Verify Deposit
	08/12	926.33	Post Verify Deposit
	08/12	767.72	Post Verify Deposit
	08/12	707.72	Post Verify Deposit
	08/12	632.06	Post Verify Deposit
	08/12	578.78	Post Verify Deposit
	08/12	577.19	Post Verify Deposit
	08/12	575.69	Post Verify Deposit
	08/12	561.79	Post Verify Deposit
	08/12	542.10	Post Verify Deposit
	08/12	531.24	Post Verify Deposit
	08/12	512.30	Post Verify Deposit
	08/12	510.69	Post Verify Deposit
	08/12	504.20	Post Verify Deposit
	08/12	486.54	Post Verify Deposit
	08/12	397.48	Post Verify Deposit
	08/12	365.63	Post Verify Deposit
	08/12	358.50	Post Verify Deposit
	08/12	344.17	Post Verify Deposit
	08/12	332.81	Post Verify Deposit
	08/12	310.77	Post Verify Deposit
	08/12	290.62	Post Verify Deposit
	08/12	191.01	Post Verify Deposit
	08/12	179.93	Post Verify Deposit
	08/12	149.79	Post Verify Deposit
	08/12	138.01	Post Verify Deposit
	08/12	130.32	Post Verify Deposit
	08/12	120.43	Post Verify Deposit
	08/12	115.58	Post Verify Deposit
	08/12	60.36	Post Verify Deposit
	08/12	26.98	Post Verify Deposit
	08/12	11.21	Post Verify Deposit
	08/13	251.58	Cash Only Customer Deposit
	08/13	891.91	Post Verify Deposit
	08/13	875.44	Post Verify Deposit
	08/13	637.07	Post Verify Deposit
	08/13	614.09	Post Verify Deposit
	08/13	593.87	Post Verify Deposit
	08/13	535.38	Post Verify Deposit
	08/13	523.32	Post Verify Deposit
	08/13	481.26	Post Verify Deposit
	08/13	471.60	Post Verify Deposit
	08/13	470.37	Post Verify Deposit
	08/13	467.15	Post Verify Deposit
	08/13	447.69	Post Verify Deposit
	08/13	442.02	Post Verify Deposit

Sheet Seq = 0017855

Sheet 00012 of 00029

Account number: ***5582	■ August 1, 2020 - August 28, 2020 ■ Page 13 of 29

Electronic deposits/bank credits (continued)

Effective	Posted
date	date	Amount	Transaction detail
	08/13	407.22	Post Verify Deposit
	08/13	407.20	Post Verify Deposit
	08/13	367.35	Post Verify Deposit
	08/13	342.84	Post Verify Deposit
	08/13	331.71	Post Verify Deposit
	08/13	331.70	Post Verify Deposit
	08/13	315.90	Post Verify Deposit
	08/13	285.85	Post Verify Deposit
	08/13	278.06	Post Verify Deposit
	08/13	264.39	Post Verify Deposit
	08/13	250.40	Post Verify Deposit
	08/13	247.07	Post Verify Deposit
	08/13	242.51	Post Verify Deposit
	08/13	220.94	Post Verify Deposit
	08/13	196.67	Post Verify Deposit
	08/13	193.69	Post Verify Deposit
	08/13	192.12	Post Verify Deposit
	08/13	154.57	Post Verify Deposit
	08/13	151.30	Post Verify Deposit
	08/13	150.08	Post Verify Deposit
	08/13	146.02	Post Verify Deposit
	08/13	133.81	Post Verify Deposit
	08/13	102.75	Post Verify Deposit
	08/13	101.10	Post Verify Deposit
	08/13	83.77	Post Verify Deposit
	08/14	1,361.99	Cash Only Customer Deposit
	08/14	1,096.80	Cash Only Customer Deposit
	08/14	247.88	Cash Only Customer Deposit
	08/14	171.28	Cash Only Customer Deposit
	08/14	154.20	Cash Only Customer Deposit
	08/14	977.19	Post Verify Deposit
	08/14	741.47	Post Verify Deposit
	08/14	719.23	Post Verify Deposit
	08/14	656.94	Post Verify Deposit
	08/14	611.51	Post Verify Deposit
	08/14	597.00	Post Verify Deposit
	08/14	594.19	Post Verify Deposit
	08/14	579.06	Post Verify Deposit
	08/14	549.28	Post Verify Deposit
	08/14	524.79	Post Verify Deposit
	08/14	506.08	Post Verify Deposit
	08/14	503.37	Post Verify Deposit
	08/14	438.75	Post Verify Deposit
	08/14	395.05	Post Verify Deposit
	08/14	393.73	Post Verify Deposit
	08/14	375.35	Post Verify Deposit

Sheet Seq = 0017856

Sheet 00013 of 00029

Account number: ***5582	■ August 1, 2020 - August 28, 2020 ■ Page 14 of 29

Electronic deposits/bank credits (continued)

Effective	Posted
date	date	Amount	Transaction detail
	08/14	338.46	Post Verify Deposit
	08/14	328.04	Post Verify Deposit
	08/14	327.30	Post Verify Deposit
	08/14	326.38	Post Verify Deposit
	08/14	321.43	Post Verify Deposit
	08/14	318.34	Post Verify Deposit
	08/14	314.61	Post Verify Deposit
	08/14	304.32	Post Verify Deposit
	08/14	302.53	Post Verify Deposit
	08/14	280.44	Post Verify Deposit
	08/14	274.08	Post Verify Deposit
	08/14	272.23	Post Verify Deposit
	08/14	265.41	Post Verify Deposit
	08/14	252.85	Post Verify Deposit
	08/14	228.66	Post Verify Deposit
	08/14	217.90	Post Verify Deposit
	08/14	216.48	Post Verify Deposit
	08/14	211.13	Post Verify Deposit
	08/14	206.84	Post Verify Deposit
	08/14	180.98	Post Verify Deposit
	08/14	177.68	Post Verify Deposit
	08/14	174.65	Post Verify Deposit
	08/14	159.36	Post Verify Deposit
	08/14	137.89	Post Verify Deposit
	08/14	134.66	Post Verify Deposit
	08/14	123.91	Post Verify Deposit
	08/17	621.75	Cash Only Customer Deposit
	08/17	536.93	Cash Only Customer Deposit
	08/17	520.08	Cash Only Customer Deposit
	08/17	507.13	Cash Only Customer Deposit
	08/17	501.75	Cash Only Customer Deposit
	08/17	375.05	Cash Only Customer Deposit
	08/17	297.76	Cash Only Customer Deposit
	08/17	289.01	Cash Only Customer Deposit
	08/17	268.46	Cash Only Customer Deposit
	08/17	158.97	Cash Only Customer Deposit
	08/17	145.80	Cash Only Customer Deposit
	08/17	77.87	Cash Only Customer Deposit
	08/17	1,530.71	Post Verify Deposit
	08/17	1,466.13	Post Verify Deposit
	08/17	1,304.61	Post Verify Deposit
	08/17	1,194.08	Post Verify Deposit
	08/17	1,104.51	Post Verify Deposit
	08/17	1,004.81	Post Verify Deposit
	08/17	993.89	Post Verify Deposit
	08/17	960.95	Post Verify Deposit

Sheet Seq = 0017857

Sheet 00014 of 00029

Account number: ***5582	■ August 1, 2020 - August 28, 2020 ■ Page 15 of 29

Electronic deposits/bank credits (continued)

Effective	Posted
date	date	Amount	Transaction detail
	08/17	959.19	Post Verify Deposit
	08/17	943.40	Post Verify Deposit
	08/17	938.94	Post Verify Deposit
	08/17	937.78	Post Verify Deposit
	08/17	933.96	Post Verify Deposit
	08/17	904.45	Post Verify Deposit
	08/17	861.94	Post Verify Deposit
	08/17	836.88	Post Verify Deposit
	08/17	833.74	Post Verify Deposit
	08/17	826.32	Post Verify Deposit
	08/17	811.77	Post Verify Deposit
	08/17	792.18	Post Verify Deposit
	08/17	783.47	Post Verify Deposit
	08/17	764.55	Post Verify Deposit
	08/17	747.46	Post Verify Deposit
	08/17	705.77	Post Verify Deposit
	08/17	682.94	Post Verify Deposit
	08/17	671.73	Post Verify Deposit
	08/17	671.67	Post Verify Deposit
	08/17	660.84	Post Verify Deposit
	08/17	647.35	Post Verify Deposit
	08/17	640.39	Post Verify Deposit
	08/17	631.21	Post Verify Deposit
	08/17	625.13	Post Verify Deposit
	08/17	613.26	Post Verify Deposit
	08/17	612.12	Post Verify Deposit
	08/17	603.72	Post Verify Deposit
	08/17	595.95	Post Verify Deposit
	08/17	595.65	Post Verify Deposit
	08/17	572.31	Post Verify Deposit
	08/17	571.70	Post Verify Deposit
	08/17	565.28	Post Verify Deposit
	08/17	563.36	Post Verify Deposit
	08/17	561.79	Post Verify Deposit
	08/17	555.69	Post Verify Deposit
	08/17	545.74	Post Verify Deposit
	08/17	534.40	Post Verify Deposit
	08/17	519.40	Post Verify Deposit
	08/17	515.89	Post Verify Deposit
	08/17	515.43	Post Verify Deposit
	08/17	509.68	Post Verify Deposit
	08/17	508.02	Post Verify Deposit
	08/17	495.20	Post Verify Deposit
	08/17	482.82	Post Verify Deposit
	08/17	466.15	Post Verify Deposit
	08/17	454.81	Post Verify Deposit

Sheet Seq = 0017858

Sheet 00015 of 00029

Account number: ***5582	■ August 1, 2020 - August 28, 2020 ■ Page 16 of 29

Electronic deposits/bank credits (continued)

Effective	Posted
date	date	Amount	Transaction detail
	08/17	451.44	Post Verify Deposit
	08/17	443.68	Post Verify Deposit
	08/17	437.27	Post Verify Deposit
	08/17	432.27	Post Verify Deposit
	08/17	429.62	Post Verify Deposit
	08/17	423.25	Post Verify Deposit
	08/17	420.96	Post Verify Deposit
	08/17	410.38	Post Verify Deposit
	08/17	409.10	Post Verify Deposit
	08/17	408.95	Post Verify Deposit
	08/17	402.94	Post Verify Deposit
	08/17	363.13	Post Verify Deposit
	08/17	352.69	Post Verify Deposit
	08/17	339.20	Post Verify Deposit
	08/17	338.74	Post Verify Deposit
	08/17	336.51	Post Verify Deposit
	08/17	329.74	Post Verify Deposit
	08/17	328.54	Post Verify Deposit
	08/17	319.61	Post Verify Deposit
	08/17	313.26	Post Verify Deposit
	08/17	312.55	Post Verify Deposit
	08/17	308.20	Post Verify Deposit
	08/17	307.11	Post Verify Deposit
	08/17	304.44	Post Verify Deposit
	08/17	298.12	Post Verify Deposit
	08/17	291.95	Post Verify Deposit
	08/17	284.05	Post Verify Deposit
	08/17	277.41	Post Verify Deposit
	08/17	276.65	Post Verify Deposit
	08/17	265.55	Post Verify Deposit
	08/17	261.03	Post Verify Deposit
	08/17	252.47	Post Verify Deposit
	08/17	234.92	Post Verify Deposit
	08/17	232.55	Post Verify Deposit
	08/17	222.76	Post Verify Deposit
	08/17	221.23	Post Verify Deposit
	08/17	218.91	Post Verify Deposit
	08/17	209.64	Post Verify Deposit
	08/17	191.77	Post Verify Deposit
	08/17	191.65	Post Verify Deposit
	08/17	176.76	Post Verify Deposit
	08/17	168.04	Post Verify Deposit
	08/17	150.50	Post Verify Deposit
	08/17	134.28	Post Verify Deposit
	08/17	125.15	Post Verify Deposit
	08/17	123.60	Post Verify Deposit

Sheet Seq = 0017859

Sheet 00016 of 00029

Account number: ***5582	■ August 1, 2020 - August 28, 2020 ■ Page 17 of 29

Electronic deposits/bank credits (continued)

Effective	Posted
date	date	Amount	Transaction detail
	08/17	112.91	Post Verify Deposit
	08/17	112.91	Post Verify Deposit
	08/17	111.69	Post Verify Deposit
	08/17	111.02	Post Verify Deposit
	08/17	89.53	Post Verify Deposit
	08/17	84.63	Post Verify Deposit
	08/17	84.26	Post Verify Deposit
	08/17	77.24	Post Verify Deposit
	08/18	1,463.65	Cash Only Customer Deposit
	08/18	1,025.85	Cash Only Customer Deposit
	08/18	905.29	Cash Only Customer Deposit
	08/18	804.31	Cash Only Customer Deposit
	08/18	775.62	Cash Only Customer Deposit
	08/18	663.32	Cash Only Customer Deposit
	08/18	257.16	Cash Only Customer Deposit
	08/18	185.45	Cash Only Customer Deposit
	08/18	180.66	Cash Only Customer Deposit
	08/18	152.57	Cash Only Customer Deposit
	08/18	131.02	Cash Only Customer Deposit
	08/18	1,685.98	Post Verify Deposit
	08/18	1,347.03	Post Verify Deposit
	08/18	1,089.38	Post Verify Deposit
	08/18	997.20	Post Verify Deposit
	08/18	886.95	Post Verify Deposit
	08/18	769.87	Post Verify Deposit
	08/18	721.67	Post Verify Deposit
	08/18	700.61	Post Verify Deposit
	08/18	647.96	Post Verify Deposit
	08/18	579.84	Post Verify Deposit
	08/18	548.69	Post Verify Deposit
	08/18	490.55	Post Verify Deposit
	08/18	487.13	Post Verify Deposit
	08/18	435.09	Post Verify Deposit
	08/18	433.62	Post Verify Deposit
	08/18	428.43	Post Verify Deposit
	08/18	427.48	Post Verify Deposit
	08/18	423.86	Post Verify Deposit
	08/18	410.57	Post Verify Deposit
	08/18	402.73	Post Verify Deposit
	08/18	379.09	Post Verify Deposit
	08/18	354.42	Post Verify Deposit
	08/18	352.63	Post Verify Deposit
	08/18	345.50	Post Verify Deposit
	08/18	343.23	Post Verify Deposit
	08/18	315.21	Post Verify Deposit
	08/18	306.26	Post Verify Deposit

Sheet Seq = 0017860

Sheet 00017 of 00029

Account number: ***5582	■ August 1, 2020 - August 28, 2020 ■ Page 18 of 29

Electronic deposits/bank credits (continued)

Effective	Posted
date	date	Amount	Transaction detail
	08/18	293.93	Post Verify Deposit
	08/18	288.08	Post Verify Deposit
	08/18	276.78	Post Verify Deposit
	08/18	246.90	Post Verify Deposit
	08/18	246.51	Post Verify Deposit
	08/18	203.12	Post Verify Deposit
	08/18	123.60	Post Verify Deposit
	08/18	69.12	Post Verify Deposit
	08/18	57.40	Post Verify Deposit
	08/18	29.06	Post Verify Deposit
	08/19	1,034.06	Cash Only Customer Deposit
	08/19	692.27	Cash Only Customer Deposit
	08/19	684.60	Cash Only Customer Deposit
	08/19	389.55	Cash Only Customer Deposit
	08/19	369.19	Cash Only Customer Deposit
	08/19	330.47	Cash Only Customer Deposit
	08/19	319.80	Cash Only Customer Deposit
	08/19	247.56	Cash Only Customer Deposit
	08/19	247.20	Cash Only Customer Deposit
	08/19	200.94	Cash Only Customer Deposit
	08/19	144.55	Cash Only Customer Deposit
	08/19	982.90	Post Verify Deposit
	08/19	850.55	Post Verify Deposit
	08/19	821.73	Post Verify Deposit
	08/19	709.37	Post Verify Deposit
	08/19	700.35	Post Verify Deposit
	08/19	696.79	Post Verify Deposit
	08/19	681.49	Post Verify Deposit
	08/19	568.20	Post Verify Deposit
	08/19	557.74	Post Verify Deposit
	08/19	530.17	Post Verify Deposit
	08/19	529.13	Post Verify Deposit
	08/19	519.39	Post Verify Deposit
	08/19	489.21	Post Verify Deposit
	08/19	458.05	Post Verify Deposit
	08/19	444.37	Post Verify Deposit
	08/19	437.93	Post Verify Deposit
	08/19	434.81	Post Verify Deposit
	08/19	424.08	Post Verify Deposit
	08/19	412.14	Post Verify Deposit
	08/19	388.82	Post Verify Deposit
	08/19	355.79	Post Verify Deposit
	08/19	352.64	Post Verify Deposit
	08/19	345.05	Post Verify Deposit
	08/19	329.87	Post Verify Deposit
	08/19	297.95	Post Verify Deposit

Sheet Seq = 0017861

Sheet 00018 of 00029

Account number: ***5582	■ August 1, 2020 - August 28, 2020 ■ Page 19 of 29

Electronic deposits/bank credits (continued)

Effective	Posted
date	date	Amount	Transaction detail
	08/19	296.14	Post Verify Deposit
	08/19	287.53	Post Verify Deposit
	08/19	271.42	Post Verify Deposit
	08/19	259.33	Post Verify Deposit
	08/19	243.18	Post Verify Deposit
	08/19	240.70	Post Verify Deposit
	08/19	222.57	Post Verify Deposit
	08/19	222.06	Post Verify Deposit
	08/19	196.67	Post Verify Deposit
	08/19	193.15	Post Verify Deposit
	08/19	157.67	Post Verify Deposit
	08/19	151.98	Post Verify Deposit
	08/19	89.58	Post Verify Deposit
	08/19	82.15	Post Verify Deposit
	08/19	76.04	Post Verify Deposit
	08/19	72.39	Post Verify Deposit
	08/19	46.01	Post Verify Deposit
	08/20	2,850.48	Cash Only Customer Deposit
	08/20	1,409.34	Cash Only Customer Deposit
	08/20	1,316.28	Cash Only Customer Deposit
	08/20	1,252.34	Cash Only Customer Deposit
	08/20	1,105.49	Cash Only Customer Deposit
	08/20	1,218.50	Post Verify Deposit
	08/20	795.74	Post Verify Deposit
	08/20	728.76	Post Verify Deposit
	08/20	692.03	Post Verify Deposit
	08/20	679.60	Post Verify Deposit
	08/20	667.90	Post Verify Deposit
	08/20	595.53	Post Verify Deposit
	08/20	567.03	Post Verify Deposit
	08/20	557.22	Post Verify Deposit
	08/20	525.14	Post Verify Deposit
	08/20	523.31	Post Verify Deposit
	08/20	455.24	Post Verify Deposit
	08/20	432.75	Post Verify Deposit
	08/20	424.86	Post Verify Deposit
	08/20	408.49	Post Verify Deposit
	08/20	378.99	Post Verify Deposit
	08/20	344.84	Post Verify Deposit
	08/20	340.03	Post Verify Deposit
	08/20	339.83	Post Verify Deposit
	08/20	334.46	Post Verify Deposit
	08/20	315.84	Post Verify Deposit
	08/20	276.21	Post Verify Deposit
	08/20	275.93	Post Verify Deposit
	08/20	272.38	Post Verify Deposit

Sheet Seq = 0017862

Sheet 00019 of 00029

Account number: ***5582	■ August 1, 2020 - August 28, 2020 ■ Page 20 of 29

Electronic deposits/bank credits (continued)

Effective	Posted
date	date	Amount	Transaction detail
	08/20	254.44	Post Verify Deposit
	08/20	242.58	Post Verify Deposit
	08/20	241.00	Post Verify Deposit
	08/20	230.47	Post Verify Deposit
	08/20	211.58	Post Verify Deposit
	08/20	204.77	Post Verify Deposit
	08/20	194.59	Post Verify Deposit
	08/20	183.70	Post Verify Deposit
	08/20	119.49	Post Verify Deposit
	08/20	109.98	Post Verify Deposit
	08/20	69.53	Post Verify Deposit
	08/20	35.88	Post Verify Deposit
	08/21	653.88	Cash Only Customer Deposit
	08/21	563.68	Cash Only Customer Deposit
	08/21	532.61	Cash Only Customer Deposit
	08/21	243.06	Cash Only Customer Deposit
	08/21	130.41	Cash Only Customer Deposit
	08/21	100.79	Cash Only Customer Deposit
	08/21	895.41	Post Verify Deposit
	08/21	854.38	Post Verify Deposit
	08/21	833.11	Post Verify Deposit
	08/21	666.75	Post Verify Deposit
	08/21	608.59	Post Verify Deposit
	08/21	603.40	Post Verify Deposit
	08/21	527.49	Post Verify Deposit
	08/21	526.22	Post Verify Deposit
	08/21	514.32	Post Verify Deposit
	08/21	511.14	Post Verify Deposit
	08/21	496.72	Post Verify Deposit
	08/21	491.23	Post Verify Deposit
	08/21	422.94	Post Verify Deposit
	08/21	422.01	Post Verify Deposit
	08/21	400.21	Post Verify Deposit
	08/21	383.41	Post Verify Deposit
	08/21	374.34	Post Verify Deposit
	08/21	369.31	Post Verify Deposit
	08/21	369.22	Post Verify Deposit
	08/21	368.65	Post Verify Deposit
	08/21	336.87	Post Verify Deposit
	08/21	329.83	Post Verify Deposit
	08/21	326.03	Post Verify Deposit
	08/21	311.49	Post Verify Deposit
	08/21	290.35	Post Verify Deposit
	08/21	284.56	Post Verify Deposit
	08/21	280.24	Post Verify Deposit
	08/21	273.71	Post Verify Deposit

Sheet Seq = 0017863

Sheet 00020 of 00029

Account number: ***5582	■ August 1, 2020 - August 28, 2020 ■ Page 21 of 29

Electronic deposits/bank credits (continued)

Effective	Posted
date	date	Amount	Transaction detail
	08/21	273.07	Post Verify Deposit
	08/21	256.31	Post Verify Deposit
	08/21	252.41	Post Verify Deposit
	08/21	232.94	Post Verify Deposit
	08/21	232.11	Post Verify Deposit
	08/21	225.99	Post Verify Deposit
	08/21	220.36	Post Verify Deposit
	08/21	215.47	Post Verify Deposit
	08/21	205.10	Post Verify Deposit
	08/21	204.58	Post Verify Deposit
	08/21	186.21	Post Verify Deposit
	08/21	131.82	Post Verify Deposit
	08/21	117.86	Post Verify Deposit
	08/21	96.14	Post Verify Deposit
	08/21	93.81	Post Verify Deposit
	08/21	77.63	Post Verify Deposit
	08/24	1,332.64	Cash Only Customer Deposit
	08/24	520.77	Cash Only Customer Deposit
	08/24	449.15	Cash Only Customer Deposit
	08/24	445.99	Cash Only Customer Deposit
	08/24	265.52	Cash Only Customer Deposit
	08/24	253.85	Cash Only Customer Deposit
	08/24	219.11	Cash Only Customer Deposit
	08/24	199.14	Cash Only Customer Deposit
	08/24	189.40	Cash Only Customer Deposit
	08/24	184.12	Cash Only Customer Deposit
	08/24	142.54	Cash Only Customer Deposit
	08/24	21.63	Cash Only Customer Deposit
	08/24	1,800.44	Post Verify Deposit
	08/24	1,559.14	Post Verify Deposit
	08/24	1,473.37	Post Verify Deposit
	08/24	1,205.90	Post Verify Deposit
	08/24	1,102.79	Post Verify Deposit
	08/24	1,004.25	Post Verify Deposit
	08/24	989.82	Post Verify Deposit
	08/24	979.85	Post Verify Deposit
	08/24	976.77	Post Verify Deposit
	08/24	970.57	Post Verify Deposit
	08/24	953.25	Post Verify Deposit
	08/24	931.67	Post Verify Deposit
	08/24	860.84	Post Verify Deposit
	08/24	860.19	Post Verify Deposit
	08/24	852.42	Post Verify Deposit
	08/24	837.37	Post Verify Deposit
	08/24	820.30	Post Verify Deposit
	08/24	793.93	Post Verify Deposit

Sheet Seq = 0017864

Sheet 00021 of 00029

Account number: ***5582	■ August 1, 2020 - August 28, 2020 ■ Page 22 of 29

Electronic deposits/bank credits (continued)

Effective	Posted
date	date	Amount	Transaction detail
	08/24	792.74	Post Verify Deposit
	08/24	769.04	Post Verify Deposit
	08/24	768.90	Post Verify Deposit
	08/24	760.47	Post Verify Deposit
	08/24	734.18	Post Verify Deposit
	08/24	730.80	Post Verify Deposit
	08/24	720.70	Post Verify Deposit
	08/24	701.15	Post Verify Deposit
	08/24	697.69	Post Verify Deposit
	08/24	692.02	Post Verify Deposit
	08/24	690.76	Post Verify Deposit
	08/24	674.64	Post Verify Deposit
	08/24	664.79	Post Verify Deposit
	08/24	657.69	Post Verify Deposit
	08/24	649.26	Post Verify Deposit
	08/24	646.58	Post Verify Deposit
	08/24	628.72	Post Verify Deposit
	08/24	624.35	Post Verify Deposit
	08/24	621.07	Post Verify Deposit
	08/24	616.47	Post Verify Deposit
	08/24	611.46	Post Verify Deposit
	08/24	611.01	Post Verify Deposit
	08/24	608.81	Post Verify Deposit
	08/24	596.48	Post Verify Deposit
	08/24	564.39	Post Verify Deposit
	08/24	558.07	Post Verify Deposit
	08/24	555.52	Post Verify Deposit
	08/24	547.72	Post Verify Deposit
	08/24	537.80	Post Verify Deposit
	08/24	536.68	Post Verify Deposit
	08/24	536.28	Post Verify Deposit
	08/24	528.72	Post Verify Deposit
	08/24	520.75	Post Verify Deposit
	08/24	509.08	Post Verify Deposit
	08/24	506.84	Post Verify Deposit
	08/24	499.37	Post Verify Deposit
	08/24	486.89	Post Verify Deposit
	08/24	478.56	Post Verify Deposit
	08/24	474.99	Post Verify Deposit
	08/24	474.51	Post Verify Deposit
	08/24	465.46	Post Verify Deposit
	08/24	459.75	Post Verify Deposit
	08/24	438.90	Post Verify Deposit
	08/24	435.57	Post Verify Deposit
	08/24	417.46	Post Verify Deposit
	08/24	400.13	Post Verify Deposit

Sheet Seq = 0017865

Sheet 00022 of 00029

Account number: ***5582	■ August 1, 2020 - August 28, 2020 ■ Page 23 of 29

Electronic deposits/bank credits (continued)

Effective	Posted
date	date	Amount	Transaction detail
	08/24	397.48	Post Verify Deposit
	08/24	390.81	Post Verify Deposit
	08/24	384.85	Post Verify Deposit
	08/24	373.09	Post Verify Deposit
	08/24	365.76	Post Verify Deposit
	08/24	356.61	Post Verify Deposit
	08/24	352.46	Post Verify Deposit
	08/24	345.50	Post Verify Deposit
	08/24	340.37	Post Verify Deposit
	08/24	331.95	Post Verify Deposit
	08/24	323.13	Post Verify Deposit
	08/24	320.60	Post Verify Deposit
	08/24	307.17	Post Verify Deposit
	08/24	289.05	Post Verify Deposit
	08/24	288.01	Post Verify Deposit
	08/24	285.15	Post Verify Deposit
	08/24	275.70	Post Verify Deposit
	08/24	257.99	Post Verify Deposit
	08/24	243.37	Post Verify Deposit
	08/24	231.27	Post Verify Deposit
	08/24	227.92	Post Verify Deposit
	08/24	193.68	Post Verify Deposit
	08/24	192.31	Post Verify Deposit
	08/24	189.59	Post Verify Deposit
	08/24	186.44	Post Verify Deposit
	08/24	183.80	Post Verify Deposit
	08/24	159.31	Post Verify Deposit
	08/24	143.28	Post Verify Deposit
	08/24	133.04	Post Verify Deposit
	08/24	116.03	Post Verify Deposit
	08/24	115.71	Post Verify Deposit
	08/24	111.51	Post Verify Deposit
	08/24	86.74	Post Verify Deposit
	08/24	25.42	Post Verify Deposit
	08/25	1,538.62	Cash Only Customer Deposit
	08/25	959.52	Cash Only Customer Deposit
	08/25	709.02	Cash Only Customer Deposit
	08/25	701.23	Cash Only Customer Deposit
	08/25	697.73	Cash Only Customer Deposit
	08/25	662.92	Cash Only Customer Deposit
	08/25	502.39	Cash Only Customer Deposit
	08/25	423.05	Cash Only Customer Deposit
	08/25	228.23	Cash Only Customer Deposit
	08/25	203.47	Cash Only Customer Deposit
	08/25	1,548.20	Post Verify Deposit
	08/25	1,526.13	Post Verify Deposit

Sheet Seq = 0017866

Sheet 00023 of 00029

Account number: ***5582	■ August 1, 2020 - August 28, 2020 ■ Page 24 of 29

Electronic deposits/bank credits (continued)

Effective	Posted
date	date	Amount	Transaction detail
	08/25	1,418.20	Post Verify Deposit
	08/25	1,112.03	Post Verify Deposit
	08/25	1,047.06	Post Verify Deposit
	08/25	1,019.16	Post Verify Deposit
	08/25	853.99	Post Verify Deposit
	08/25	844.88	Post Verify Deposit
	08/25	841.60	Post Verify Deposit
	08/25	758.63	Post Verify Deposit
	08/25	734.37	Post Verify Deposit
	08/25	723.73	Post Verify Deposit
	08/25	675.80	Post Verify Deposit
	08/25	618.79	Post Verify Deposit
	08/25	571.60	Post Verify Deposit
	08/25	511.26	Post Verify Deposit
	08/25	495.79	Post Verify Deposit
	08/25	466.82	Post Verify Deposit
	08/25	437.48	Post Verify Deposit
	08/25	434.66	Post Verify Deposit
	08/25	423.30	Post Verify Deposit
	08/25	409.74	Post Verify Deposit
	08/25	385.31	Post Verify Deposit
	08/25	385.27	Post Verify Deposit
	08/25	364.67	Post Verify Deposit
	08/25	354.32	Post Verify Deposit
	08/25	338.36	Post Verify Deposit
	08/25	326.68	Post Verify Deposit
	08/25	318.12	Post Verify Deposit
	08/25	308.65	Post Verify Deposit
	08/25	306.31	Post Verify Deposit
	08/25	291.64	Post Verify Deposit
	08/25	245.34	Post Verify Deposit
	08/25	201.11	Post Verify Deposit
	08/25	192.25	Post Verify Deposit
	08/25	171.52	Post Verify Deposit
	08/25	160.45	Post Verify Deposit
	08/25	119.33	Post Verify Deposit
	08/25	105.09	Post Verify Deposit
	08/25	96.69	Post Verify Deposit
	08/26	400.10	Cash Only Customer Deposit
	08/26	1,597.93	Post Verify Deposit
	08/26	1,034.99	Post Verify Deposit
	08/26	1,001.14	Post Verify Deposit
	08/26	958.90	Post Verify Deposit
	08/26	851.84	Post Verify Deposit
	08/26	827.34	Post Verify Deposit
	08/26	771.99	Post Verify Deposit

Sheet Seq = 0017867

Sheet 00024 of 00029

Account number: ***5582	■ August 1, 2020 - August 28, 2020 ■ Page 25 of 29

Electronic deposits/bank credits (continued)

Effective	Posted
date	date	Amount	Transaction detail
	08/26	638.53	Post Verify Deposit
	08/26	603.51	Post Verify Deposit
	08/26	539.58	Post Verify Deposit
	08/26	491.44	Post Verify Deposit
	08/26	476.74	Post Verify Deposit
	08/26	468.54	Post Verify Deposit
	08/26	445.02	Post Verify Deposit
	08/26	438.94	Post Verify Deposit
	08/26	427.82	Post Verify Deposit
	08/26	370.61	Post Verify Deposit
	08/26	344.32	Post Verify Deposit
	08/26	340.53	Post Verify Deposit
	08/26	309.95	Post Verify Deposit
	08/26	282.84	Post Verify Deposit
	08/26	261.87	Post Verify Deposit
	08/26	247.33	Post Verify Deposit
	08/26	244.78	Post Verify Deposit
	08/26	241.09	Post Verify Deposit
	08/26	236.10	Post Verify Deposit
	08/26	223.19	Post Verify Deposit
	08/26	205.44	Post Verify Deposit
	08/26	174.33	Post Verify Deposit
	08/26	164.49	Post Verify Deposit
	08/26	152.20	Post Verify Deposit
	08/26	150.23	Post Verify Deposit
	08/26	123.13	Post Verify Deposit
	08/26	100.91	Post Verify Deposit
	08/26	97.30	Post Verify Deposit
	08/26	56.62	Post Verify Deposit
	08/26	26.92	Post Verify Deposit
	08/26	22.87	Post Verify Deposit
	08/27	2,813.68	Cash Only Customer Deposit
	08/27	1,979.00	Cash Only Customer Deposit
	08/27	1,679.69	Cash Only Customer Deposit
	08/27	1,462.17	Cash Only Customer Deposit
	08/27	757.36	Cash Only Customer Deposit
	08/27	431.35	Cash Only Customer Deposit
	08/27	361.67	Cash Only Customer Deposit
	08/27	297.76	Cash Only Customer Deposit
	08/27	234.81	Cash Only Customer Deposit
	08/27	931.76	Post Verify Deposit
	08/27	795.64	Post Verify Deposit
	08/27	795.62	Post Verify Deposit
	08/27	755.80	Post Verify Deposit
	08/27	656.83	Post Verify Deposit
	08/27	616.24	Post Verify Deposit

Sheet Seq = 0017868

Sheet 00025 of 00029

Account number: ***5582	■ August 1, 2020 - August 28, 2020 ■ Page 26 of 29

Electronic deposits/bank credits (continued)

Effective	Posted
date	date	Amount	Transaction detail
	08/27	577.33	Post Verify Deposit
	08/27	562.08	Post Verify Deposit
	08/27	520.16	Post Verify Deposit
	08/27	418.41	Post Verify Deposit
	08/27	398.00	Post Verify Deposit
	08/27	381.00	Post Verify Deposit
	08/27	346.33	Post Verify Deposit
	08/27	344.66	Post Verify Deposit
	08/27	311.62	Post Verify Deposit
	08/27	297.24	Post Verify Deposit
	08/27	268.98	Post Verify Deposit
	08/27	265.88	Post Verify Deposit
	08/27	235.20	Post Verify Deposit
	08/27	228.77	Post Verify Deposit
	08/27	224.51	Post Verify Deposit
	08/27	204.09	Post Verify Deposit
	08/27	156.99	Post Verify Deposit
	08/27	145.11	Post Verify Deposit
	08/27	143.50	Post Verify Deposit
	08/27	141.24	Post Verify Deposit
	08/27	103.00	Post Verify Deposit
	08/27	85.79	Post Verify Deposit
	08/27	83.20	Post Verify Deposit
	08/28	460.21	Cash Only Customer Deposit
	08/28	239.33	Cash Only Customer Deposit
	08/28	134.08	Cash Only Customer Deposit
	08/28	74.30	Cash Only Customer Deposit
	08/28	1,313.10	Post Verify Deposit
	08/28	954.66	Post Verify Deposit
	08/28	820.01	Post Verify Deposit
	08/28	807.97	Post Verify Deposit
	08/28	798.35	Post Verify Deposit
	08/28	771.13	Post Verify Deposit
	08/28	754.36	Post Verify Deposit
	08/28	702.30	Post Verify Deposit
	08/28	682.47	Post Verify Deposit
	08/28	669.27	Post Verify Deposit
	08/28	646.57	Post Verify Deposit
	08/28	641.47	Post Verify Deposit
	08/28	512.39	Post Verify Deposit
	08/28	491.12	Post Verify Deposit
	08/28	480.16	Post Verify Deposit
	08/28	475.55	Post Verify Deposit
	08/28	466.38	Post Verify Deposit
	08/28	457.09	Post Verify Deposit
	08/28	453.35	Post Verify Deposit

Sheet Seq = 0017869

Sheet 00026 of 00029

Account number: ***5582	■ August 1, 2020 - August 28, 2020 ■ Page 27 of 29

Electronic deposits/bank credits (continued)

Effective	Posted
date	date	Amount	Transaction detail
	08/28	429.63	Post Verify Deposit
	08/28	419.43	Post Verify Deposit
	08/28	394.03	Post Verify Deposit
	08/28	344.87	Post Verify Deposit
	08/28	329.99	Post Verify Deposit
	08/28	302.05	Post Verify Deposit
	08/28	280.74	Post Verify Deposit
	08/28	273.22	Post Verify Deposit
	08/28	222.85	Post Verify Deposit
	08/28	217.05	Post Verify Deposit
	08/28	197.84	Post Verify Deposit
	08/28	183.31	Post Verify Deposit
	08/28	182.89	Post Verify Deposit
	08/28	182.21	Post Verify Deposit
	08/28	172.33	Post Verify Deposit
	08/28	170.85	Post Verify Deposit
	08/28	123.83	Post Verify Deposit
	08/28	105.36	Post Verify Deposit
	08/28	89.40	Post Verify Deposit
	08/28	85.30	Post Verify Deposit
	08/28	72.66	Post Verify Deposit
	08/28	48.12	Post Verify Deposit
	08/28	22.00	Post Verify Deposit
	08/28	12.95	Post Verify Deposit
		$562,608.08	Total electronic deposits/bank credits
		$562,608.08	Total credits

Debits

Electronic debits/bank debits

Effective	Posted
date	date	Amount	Transaction detail
	08/03	20.00	***
	08/03	16,276.88	***
	08/04	44,160.73	***
	08/05	27,567.86	***
	08/06	20,957.12	***
	08/07	9,634.99	***
	08/10	45.00	***
	08/10	19,421.29

Sheet Seq = 0017870

Sheet 00027 of 00029

Account number: ***5582	■ August 1, 2020 - August 28, 2020 ■ Page 28 of 29

Electronic debits/bank debits (continued)

Effective	Posted
date	date	Amount	Transaction detail
	08/11	3,159.14	***
	08/11	58,675.49	***
	08/12	21.00	***
	08/12	27,697.95	***
	08/13	29,899.26	***
	08/14	13,601.77	***
	08/17	18,591.70	***
	08/18	59,148.44	***
	08/19	500.00	***
	08/19	24,690.38	***
	08/20	20,587.28	***
	08/21	22,182.55	***
	08/24	18,318.17	***
	08/25	58,925.05	***
	08/26	27.00	***
	08/26	28,770.51	***
	08/27	26.65	***
	08/27	100.00	***
	08/27	16,324.40	***
	08/28	4,561.42	***
		$543,892.03	Total electronic debits/bank debits
		$543,892.03	Total debits

< Business to Business ACH:If this is a business account, this transaction has a return time frame of one business day from post date. This time frame does not apply to consumer accounts.

Daily ledger balance summary

Date	Balance	Date	Balance	Date	Balance
07/31	118,680.13	08/07	121,824.54	08/14	120,994.95
08/03	146,563.98	08/10	161,078.74	08/17	161,551.69
08/04	129,971.11	08/11	130,101.20	08/18	127,093.63
08/05	123,360.37	08/12	132,302.51	08/19	122,990.53
08/06	112,038.24	08/13	116,005.02	08/20	124,585.80

Sheet Seq = 0017871

Sheet 00028 of 00029

Account number: ***5582	■ August 1, 2020 - August 28, 2020 ■ Page 29 of 29

Daily ledger balance summary (continued)

Date	Balance	Date	Balance	Date	Balance
08/21	120,721.42	08/25	131,173.76	08/27	123,289.07
08/24	161,328.30	08/26	118,727.65	08/28	137,396.18
Average daily ledger balance		$128,126.45

©2010 Wells Fargo Bank, N.A. All rights reserved. Member FDIC.

Sheet Seq = 0017872

Sheet 00029 of 00029

WellsOne® Account

Account number: ***8598	■ August 1, 2020 - August 31, 2020 ■ Page 1 of 10

Questions?

Call your Customer Service Officer or Client Services
1-800-AT WELLS (1-800-289-3557)
LERNER NEW YORK, INC.	5:00 AM TO 6:00 PM Pacific Time Monday - Friday
DBA NEW YORK & COMPANY
CONCENTRATION ACCOUNT	Online:	wellsfargo.com
330 W 34TH ST
NEW YORK NY 10001-2406	Write:	Wells Fargo Bank, N.A. (182)
PO Box 63020
San Francisco, CA 94163

Account summary

WellsOne® Account

Account number	Beginning balance	Total credits	Total debits	Ending balance
***8598	$0.00	$52,865,101.47	$-52,865,101.47	$0.00

Credits

Deposits

Effective	Posted
date	date	Amount	Transaction detail
	08/13	22,997.98	Deposit
		$22,997.98	Total deposits

Electronic deposits/bank credits

Effective	Posted
date	date	Amount	Transaction detail
	08/03	96,735.70	***
	08/03	90,674.95	***
	08/03	1,120,125.06	***
	08/03	937,171.24	***
	08/03	761,108.19	***
	08/03	56,046.71	***
	08/03	30,517.77	***
	08/03	21,587.41	***
	08/03	19,474.05	***
	08/03	17,531.72	***
	08/03	474,008.82	***
	08/03	43,394.96	***
	08/03	30,830.82	***
	08/03	13,791.06	***
	08/03	11,226.72	***

Sheet Seq = 0036397

Sheet 00001 of 00010

Account number: ***8598	■ August 1, 2020 - August 31, 2020 ■ Page 2 of 10

Electronic deposits/bank credits (continued)

Effective	Posted
date	date	Amount	Transaction detail
	08/03	5,233.43	***
	08/03	3,457.70	***
	08/03	1,424.56	***
	08/03	1,345.64	***
	08/04	776,106.95	***
	08/04	31,560.04	***
	08/04	24,236.85	***
	08/04	535,499.21	***
	08/04	503,377.15	***
	08/04	317,137.29	***
	08/04	138,032.31	***
	08/04	92,370.77	***
	08/04	30,219.39	***
	08/04	28,683.49	***
	08/04	14,410.89	***
	08/04	14,384.27	***
	08/04	8,262.17	***
	08/04	8,232.01	***
	08/04	4,629.63	***
	08/04	4,061.88	***
	08/04	1,248.95	***
	08/04	535.32	***
	08/04	240.45	***
	08/04	25.97	***
	08/05	331,523.38	***
	08/05	776,507.97	***
	08/05	35,091.29	***
	08/05	15,762.64	***
	08/05	438,053.30	***
	08/05	90,077.72	***
	08/05	51,063.07	***
	08/05	47,478.71	***
	08/05	22,129.45	***
	08/05	9,331.72	***
	08/05	5,040.44	***
	08/05	1,974.19	***
	08/05	957.34	***
	08/05	516.85	***
	08/06	109,303.84	***
	08/06	695,690.27	***

Sheet Seq = 0036398

Sheet 00002 of 00010

Account number: ***8598	■ August 1, 2020 - August 31, 2020 ■ Page 3 of 10

Electronic deposits/bank credits (continued)

Effective	Posted
date	date	Amount	Transaction detail
	08/06	59,083.35	***
	08/06	12,488.12	***
	08/06	28,010.01	***
	08/06	16,901.22	***
	08/06	424,894.12	***
	08/06	87,016.42	***
	08/06	32,952.19	***
	08/06	32,527.34	***
	08/06	15,380.83	***
	08/06	4,735.41	***
	08/06	1,524.18	***
	08/06	951.19	***
	08/07	79,522.99	***
	08/07	852,041.44	***
	08/07	27,899.12	***
	08/07	17,899.13	***
	08/07	488,328.99	***
	08/07	55,695.02	***
	08/07	23,481.69	***
	08/07	20,573.82	***
	08/07	17,111.96	***
	08/07	17,033.51	***
	08/07	5,263.84	***
	08/07	4,276.85	***
	08/07	1,832.63	***
	08/07	1,443.82	***
	08/07	1,216.88	***
	08/10	99,593.85	***
	08/10	54,526.64	***
	08/10	1,362,632.87	***
	08/10	991,863.48	***
	08/10	915,781.34	***
	08/10	69,531.69	***
	08/10	30,969.59	***
	08/10	23,605.91	***
	08/10	22,708.84	***
	08/10	20,147.85	***
	08/10	539,715.56	***
	08/10	51,538.93	***
	08/10	38,941.41	***

Sheet Seq = 0036399

Sheet 00003 of 00010

Account number: ***8598	■ August 1, 2020 - August 31, 2020 ■ Page 4 of 10

Electronic deposits/bank credits (continued)

Effective	Posted
date	date	Amount	Transaction detail
	08/10	15,588.76	***
	08/10	13,008.36	***
	08/10	12,393.95	***
	08/10	5,388.42	***
	08/10	1,111.36	***
	08/10	1,011.62	***
	08/11	913,101.14	***
	08/11	33,264.46	***
	08/11	27,428.18	***
	08/11	532,751.89	***
	08/11	467,915.94	***
	08/11	211,445.81	***
	08/11	170,260.77	***
	08/11	114,522.08	***
	08/11	60,605.18	***
	08/11	45,996.10	***
	08/11	34,026.31	***
	08/11	33,712.07	***
	08/11	11,961.95	***
	08/11	7,991.19	***
	08/11	4,104.20	***
	08/11	1,204.83	***
	08/11	194.04	***
	08/12	111,227.87	***
	08/12	845,369.60	***
	08/12	20,317.41	***
	08/12	473,321.32	***
	08/12	62,967.61	***
	08/12	51,324.75	***
	08/12	50,560.05	***
	08/12	48,173.61	***
	08/12	24,672.24	***
	08/12	8,664.24	***
	08/12	2,253.16	***
	08/12	1,675.36	***
	08/12	531.55	***
	08/13	104,756.44	***
	08/13	816,886.40	***
	08/13	27,619.58	***
	08/13	23,639.99	***
	08/13	491,997.04	***
	08/13	114,821.98	***

Sheet Seq = 0036400

Sheet 00004 of 00010

Account number: ***8598	■ August 1, 2020 - August 31, 2020 ■ Page 5 of 10

Electronic deposits/bank credits (continued)

Effective	Posted
date	date	Amount	Transaction detail
	08/13	54,952.30	***
	08/13	46,012.30	***
	08/13	33,153.66	***
	08/13	19,265.62	***
	08/13	14,662.88	***
	08/13	2,445.70	***
	08/13	1,332.33	***
	08/13	1,116.62	***
	08/14	103,530.31	***
	08/14	869,022.31	***
	08/14	39,792.88	***
	08/14	19,736.91	***
	08/14	511,027.15	***
	08/14	40,157.93	***
	08/14	39,901.14	***
	08/14	29,941.15	***
	08/14	29,148.72	***
	08/14	7,424.30	***
	08/14	5,795.24	***
	08/14	1,655.76	***
	08/14	712.16	***
	08/17	59,536.96	***
	08/17	54,142.21	***
	08/17	1,341,650.37	***
	08/17	1,036,390.05	***
	08/17	777,832.46	***
	08/17	64,468.48	***
	08/17	29,768.21	***
	08/17	22,969.91	***
	08/17	22,582.49	***
	08/17	21,841.09	***
	08/17	390,205.66	***
	08/17	35,175.62	***
	08/17	30,619.61	***
	08/17	17,511.84	***
	08/17	16,976.13	***
	08/17	15,445.06	***
	08/17	4,651.23	***
	08/17	1,623.04	***
	08/17	859.42	***
	08/18	861,551.78	***

Sheet Seq = 0036401

Sheet 00005 of 00010

Account number: ***8598	■ August 1, 2020 - August 31, 2020 ■ Page 6 of 10

Electronic deposits/bank credits (continued)

Effective	Posted
date	date	Amount	Transaction detail
	08/18	34,692.43	***
	08/18	28,306.55	***
	08/18	473,820.25	***
	08/18	433,853.91	***
	08/18	305,158.83	***
	08/18	124,669.40	***
	08/18	112,682.75	***
	08/18	71,444.16	***
	08/18	45,841.79	***
	08/18	37,645.23	***
	08/18	37,452.99	***
	08/18	10,375.80	***
	08/18	9,823.80	***
	08/18	4,334.69	***
	08/18	2,063.15	***
	08/18	670.64	***
	08/18	310.86	***
	08/19	74,403.12	***
	08/19	762,565.13	***
	08/19	45,249.84	***
	08/19	21,046.01	***
	08/19	382,990.62	***
	08/19	98,139.08	***
	08/19	64,210.46	***
	08/19	50,636.75	***
	08/19	15,608.31	***
	08/19	11,359.44	***
	08/19	3,262.86	***
	08/19	1,264.57	***
	08/19	1,070.20	***
	08/19	1,068.25	***
	08/20	83,805.61	***
	08/20	767,193.50	***
	08/20	1,290,292.83	***
	08/20	855,935.15	***
	08/20	31,828.53	***
	08/20	22,662.90	***
	08/20	437,044.56	***
	08/20	96,435.14	***
	08/20	44,289.99	***
	08/20	36,751.60	***

Sheet Seq = 0036402

Sheet 00006 of 00010

Account number: ***8598	■ August 1, 2020 - August 31, 2020 ■ Page 7 of 10

Electronic deposits/bank credits (continued)

Effective	Posted
date	date	Amount	Transaction detail
	08/20	32,966.06	***
	08/20	11,833.30	***
	08/20	1,702.62	***
	08/20	814.57	***
	08/20	519.63	***
	08/21	81,645.80	***
	08/21	891,839.22	***
	08/21	32,140.17	***
	08/21	20,523.23	***
	08/21	406,866.78	***
	08/21	39,962.57	***
	08/21	39,527.95	***
	08/21	19,171.23	***
	08/21	16,268.78	***
	08/21	12,079.25	***
	08/21	5,651.15	***
	08/21	2,140.46	***
	08/21	585.39	***
	08/24	81,733.06	***
	08/24	59,523.70	***
	08/24	1,449,340.29	***
	08/24	1,031,772.21	***
	08/24	862,109.69	***
	08/24	70,345.97	***
	08/24	33,278.39	***
	08/24	24,487.60	***
	08/24	23,168.33	***
	08/24	22,472.80	***
	08/24	435,591.43	***
	08/24	75,579.13	***
	08/24	35,151.45	***
	08/24	33,144.45	***
	08/24	22,557.23	***
	08/24	10,697.13	***
	08/24	5,098.20	***
	08/24	1,665.58	***
	08/24	652.41	***
	08/25	913,572.32	***
	08/25	39,402.15	***
	08/25	31,107.76	***
	08/25	498,268.68	***

Sheet Seq = 0036403

Sheet 00007 of 00010

Account number: ***8598	■ August 1, 2020 - August 31, 2020 ■ Page 8 of 10

Electronic deposits/bank credits (continued)

Effective	Posted
date	date	Amount	Transaction detail
	08/25	470,177.44	***
	08/25	314,340.75	***
	08/25	123,305.88	***
	08/25	119,251.15	***
	08/25	43,768.36	***
	08/25	43,061.27	***
	08/25	36,295.18	***
	08/25	28,999.86	***
	08/25	11,052.55	***
	08/25	9,644.64	***
	08/25	4,496.59	***
	08/25	141.34	***
	08/25	28.14	***
	08/25	28.13	***
	08/26	95,772.50	***
	08/26	782,104.53	***
	08/26	43,714.97	***
	08/26	22,310.19	***
	08/26	436,728.83	***
	08/26	76,619.70	***
	08/26	68,594.51	***
	08/26	50,057.12	***
	08/26	22,045.22	***
	08/26	12,622.58	***
	08/26	3,505.37	***
	08/26	2,139.98	***
	08/26	2,019.24	***
	08/26	952.60	***
	08/27	65,740.36	***
	08/27	703,154.67	***
	08/27	35,195.97	***
	08/27	22,545.18	***
	08/27	344,151.17	***
	08/27	126,786.29	***
	08/27	42,413.22	***
	08/27	38,769.92	***
	08/27	27,235.01	***
	08/27	15,764.99	***
	08/27	5,762.56	***
	08/27	2,224.40	***
	08/27	1,297.30	***

Sheet Seq = 0036404

Sheet 00008 of 00010

Account number: ***8598	■ August 1, 2020 - August 31, 2020 ■ Page 9 of 10

Electronic deposits/bank credits (continued)

Effective	Posted
date	date	Amount	Transaction detail
	08/27	812.77	***
	08/28	75,151.22	***
	08/28	876,667.89	***
	08/28	32,797.21	***
	08/28	20,331.77	***
	08/28	441,120.52	***
	08/28	50,787.45	***
	08/28	24,444.99	***
	08/28	23,947.06	***
	08/28	22,723.71	***
	08/28	15,775.92	***
	08/28	10,000.21	***
	08/28	1,412.87	***
	08/28	998.97	***
	08/28	600.05	***
	08/31	77,372.93	***
	08/31	66,222.99	***
	08/31	1,491,722.82	***
	08/31	1,057,315.62	***
	08/31	902,247.63	***
	08/31	60,686.49	***
	08/31	37,136.99	***
	08/31	29,174.11	***
	08/31	26,408.90	***
	08/31	14,484.75	***
	08/31	455,624.52	***
	08/31	235,682.88	***
	08/31	30,941.06	***
	08/31	21,878.86	***
	08/31	20,667.56	***
	08/31	13,027.75	***
	08/31	10,079.34	***
	08/31	1,899.19	***
	08/31	471.52	***
		$52,842,103.49	Total electronic deposits/bank credits
		$52,865,101.47	Total credits

Sheet Seq = 0036405

Sheet 00009 of 00010

Account number: ***8598	■ August 1, 2020 - August 31, 2020 ■ Page 10 of 10

Debits

Electronic debits/bank debits

Effective	Posted
date	date	Amount	Transaction detail
	08/03	3,125.69	***
	08/03	3,732,560.82	***
	08/04	265.16	***
	08/04	2,532,989.83	***
	08/05	870.57	***
	08/05	1,824,637.50	***
	08/06	1,521,458.49	***
	08/07	1,613,621.69	***
	08/10	4,270,060.43	***
	08/11	2,500.66	***
	08/11	2,667,985.48	***
	08/12	1,701,058.77	***
	08/13	77,290.53	***
	08/13	1,698,370.29	***
	08/14	1,697,845.96	***
	08/17	3,944,249.84	***
	08/18	582.87	***
	08/18	2,594,116.14	***
	08/19	1,532,874.64	***
	08/20	295.75	***
	08/20	3,713,780.24	***
	08/21	1,568,401.98	***
	08/24	4,278,369.05	***
	08/25	2,686,942.19	***
	08/26	1,619,187.34	***
	08/27	1,431,853.81	***
	08/28	1,596,759.84	***
	08/31	4,553,045.91	***
		$52,865,101.47	Total electronic debits/bank debits
		$52,865,101.47	Total debits

< Business to Business ACH:If this is a business account, this transaction has a return time frame of one business day from post date. This time frame does not apply to consumer accounts.

Daily ledger balance summary

Date	Balance	Date	Balance	Date	Balance
07/31	0.00	08/10	0.00	08/18	0.00
08/03	0.00	08/11	0.00	08/19	0.00
08/04	0.00	08/12	0.00	08/20	0.00
08/05	0.00	08/13	0.00	08/21	0.00
08/06	0.00	08/14	0.00	08/24	0.00
08/07	0.00	08/17	0.00	08/25	0.00
08/26	0.00	08/28	0.00	08/31	0.00
08/27	0.00
Average daily ledger balance		$0.00

©2010 Wells Fargo Bank, N.A. All rights reserved. Member FDIC.

Sheet Seq = 0036407

Sheet 00010 of 00010